UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This Form N-CSR/A is being filed only in respect of the following series of RS Investment Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, and RS Money Market Fund.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Notice regarding SEC yield calculations for RS Floating Rate Fund, RS Strategic Income Fund, RS High Yield Municipal Bond Fund, RS High Yield Fund, RS Low Duration Bond Fund, and RS Investment Quality Bond Fund (together, the “Funds”) and taxable equivalent yield calculations for RS High Yield Municipal Bond Fund.

The Funds’ third-party administrator recently notified the Funds of certain corrections to its previous calculations of the Funds’ “SEC yield.” The corrections will result in a reduction in the previously reported SEC yield for all share classes of the Funds and in the previously reported Class A taxable equivalent yield for RS High Yield Municipal Bond Fund. (Please note: The Funds’ net asset values and total returns have been correctly calculated and are not affected by the methodology corrections.) In the 2010 annual report and in the semi-annual report for the six-month period ended June 30, 2011, RS Floating Rate Fund’s Class A SEC yields for the 30-day periods ended December 31, 2010, and June 30, 2011, respectively, should have been reported as 5.01% (with the expense limitation)/3.67% (without the expense limitation) and 5.43% (with the expense limitation)/5.03% (without the expense limitation). Also in the 2010 annual report, RS Strategic Income Fund’s Class A SEC yield for the 30-day period ended December 31, 2010, should have been reported as 4.47% (with the expense limitation)/3.99% (without the expense limitation), and RS High Yield Municipal Bond Fund’s Class A SEC yield for the 30-day period ended December 31, 2010, should have been reported as 5.25% (with the expense limitation)/4.61% (without the expense limitation). Similarly, in the semi-annual report for the six-month period ended June 30, 2011, RS High Yield Municipal Bond Fund’s Class A SEC yield and Class A taxable equivalent yield for a person in the 35% income tax bracket in 2011 for the 30-day period ended June 30, 2011, should have been reported as 4.93% and 7.58%, respectively (with the expense limitation), and 4.62% and 7.11%, respectively (without the expense limitation). The Funds’ SEC yield and RS High Yield Municipal Bond Fund’s taxable equivalent yield also appeared in marketing information about the Funds, and those numbers also would have been reduced under the corrected methodology.

If you want to know current yield information for any of the Funds, please visit RS Investments’ website at www.rsinvestments.com/performance/FixedIncome-AShares.shtml or please call 1-800-766-3863 for a Fund’s historic yield for any other period.

1

2011 Semiannual Report

All data as of June 30, 2011

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S debt ceiling debate, the downgrading of the U.S credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

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CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Investment Quality Bond Fund Commentary

Highlights

•

A market preference for corporate bonds and other non-Treasury fixed income investments early in 2011 faded in the second quarter, as concerns over the debt crisis in Greece led investors to seek safety in Treasury bonds and other lower risk securities.

•	RS Investment Quality Bond Fund delivered a positive return for the six-month period that ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

Overweight exposure to corporate bonds and commercial mortgage backed securities (CMBS) aided the Fund’s relative performance in the first quarter, but proved detrimental in the second quarter and for the six-month period overall.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the implications of the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

For the six-month period that ended June 30, 2011, RS Investment Quality Bond Fund (Class A shares) returned 2.58%, underperforming a 2.72% return by the benchmark Barclays Capital U.S. Aggregate Bond Index. The Fund underperformed the 2.76% average return for the Lipper Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 593 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy worked in the Fund’s favor in the first quarter, but proved detrimental in the second quarter. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any

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RS INVESTMENT QUALITY BOND FUND

fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the second quarter with approximately 30% of the Fund allocated to investment grade corporate bonds, relative to a 22% weighting for our benchmark index.

Outlook

We are cautiously optimistic on the economy and the strengthening of corporate balance sheets. Given this outlook, we believe many of the non-Treasury segments of the bond market, including the corporate segment, may provide opportunities to add value to the Fund’s portfolio.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS INVESTMENT QUALITY BOND FUND

Characteristics

Total Net Assets: $150,780,009

Sector Allocation

Bond Quality Allocation[3]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FHLMC - Mortgage Pass-Through	4.000%	12/1/2040	3.59%
FNMA - Mortgage Pass-Through	5.000%	11/1/2039	3.47%
FNMA - Mortgage Pass-Through	5.500%	1/1/2038	2.96%
FNMA - Mortgage Pass-Through	4.500%	7/1/2041	1.92%
FHLMC - CMO	5.500%	9/15/2035	1.68%
U.S. Treasury Bonds	4.750%	2/15/2041	1.38%
U.S. Treasury Bonds	4.250%	11/15/2040	1.36%
CNH Equipment Trust	3.000%	8/17/2015	1.16%
Master Asset Securitization Trust	5.250%	9/25/2033	1.11%
Crown Castle Towers LLC	6.113%	1/15/2020	1.09%
Total			19.72%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	2.58%	4.49%	6.54%	6.18%	5.45%	5.55%
with maximum sales charge	-1.23%	0.57%	5.18%	5.37%	5.04%	5.33%
Class B Shares (8/7/00)
without sales charge	2.20%	3.61%	5.71%	5.37%	4.82%	5.20%
with sales charge	-0.80%	0.63%	5.11%	5.21%	4.82%	5.20%
Class C Shares (8/7/00)
without sales charge	2.30%	3.71%	5.75%	5.39%	4.67%	5.00%
with sales charge	1.30%	2.71%	5.75%	5.39%	4.67%	5.00%
Class K Shares (5/15/01)	2.38%	3.98%	6.12%	5.76%	5.03%	5.03%
Class Y Shares (5/12/09)	2.68%	4.69%	—	—	—	8.38%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.46%	6.52%	5.74%	6.26%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $16,011 (Class B), $15,788 (Class C), $16,331 (Class K), and $11,873 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Low Duration Bond Fund Commentary

Highlights

•

The fixed income market showed volatile performance in the first half of 2011 as investor preference for corporate bonds and other non-Treasury securities in the first quarter gave way to a second quarter flight to quality that benefited the Treasury market.

•	RS Low Duration Bond Fund delivered a positive return in the first six months of 2011, while also outperforming its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1].

•	The Fund’s overweight exposure to non-Treasury sectors such as corporate bonds and commercial mortgage-backed securities (CMBS) aided relative performance, especially in the first quarter.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

RS Low Duration Bond Fund (Class A Shares) returned 1.35% for the six-month period that ended June 30, 2011. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 0.88% for the period. The Fund’s performance compared favorably with a 1.33% average return for the Lipper Short Investment Grade Debt Funds peer group2. (The peer group consisted of 262 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy aided our results in the first quarter, but subtracted from the Fund’s relative outperformance in the second quarter as risk-averse investors sought a safe haven in the Treasury market.

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RS LOW DURATION BOND FUND

While many of the Fund’s corporate bonds delivered positive performance in the second quarter, as a group they underperformed Treasury securities of similar duration during that period3. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the quarter with approximately 38% of the Fund allocated to corporate bonds.

Outlook

Given the risk/reward profiles we are seeing in the market at this time, we have continued to focus our investments on non-Treasury segments of the fixed income market, including corporate bonds backed by what we believe to be strong balance sheets. We believe that our disciplined investment process will help us seek appropriate investment opportunities for the Fund through different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS LOW DURATION BOND FUND

Characteristics

Total Net Assets: $827,645,443

Sector Allocation

Bond Quality Allocation[4]

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RS LOW DURATION BOND FUND

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.750%	6/15/2014	6.30%
U.S. Treasury Notes	1.000%	5/15/2014	4.18%
U.S. Treasury Notes	0.375%	6/30/2013	1.81%
Harley-Davidson Motorcycle Trust	3.320%	2/15/2017	0.99%
Wachovia Bank Commercial Mortgage Trust	5.380%	10/15/2044	0.97%
CNH Equipment Trust	3.000%	8/17/2015	0.94%
Hertz Vehicle Financing LLC	4.260%	3/25/2014	0.90%
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.371%	12/15/2044	0.90%
CS First Boston Mortgage Securities Corp.	5.416%	5/15/2036	0.88%
U.S. Treasury Notes	0.750%	3/31/2013	0.85%
Total			18.72%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Barclays Capital Index Summary, Barclays Capital Inc.
4	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	1.35%	3.10%	4.33%	4.64%	3.51%
with maximum sales charge	-0.96%	0.74%	3.53%	4.17%	3.21%
Class B Shares (7/30/03)
without sales charge	0.97%	2.32%	3.51%	3.84%	2.72%
with sales charge	-2.03%	-0.68%	2.89%	3.66%	2.72%
Class C Shares (7/30/03)
without sales charge	0.97%	2.33%	3.55%	3.86%	2.74%
with sales charge	-0.03%	1.33%	3.55%	3.86%	2.74%
Class K Shares (7/30/03)	1.15%	2.69%	3.92%	4.22%	3.10%
Class Y Shares (5/12/09)	1.46%	3.20%	—	—	4.58%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	0.88%	1.38%	3.05%	4.27%	3.30%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), Class K shares (7/30/03), and Class Y shares (5/12/09) would have the following values as of June 30, 2011: $12,371 (Class B), $12,384 (Class C), $12,732 (Class K), and $11,003 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	13

RS HIGH YIELD FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Fund Commentary

Highlights

•	Despite recent volatility, the high yield market delivered strong positive performance in the first half of 2011, supported by generally healthy corporate earnings performance and lower default rates.

•	RS High Yield Fund returned positive performance for the six-month period, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index[1].

•	We believe that the high yield sector remains attractively valued as compared to other asset classes.

Market Overview

The high yield market began the year on a positive note, supported by improving corporate fundamentals, modest economic growth, a strong new issue market, and a continuing low default rate. In our view, these favorable developments helped to support investor confidence and appetites for yield in the first quarter, despite a backdrop of tumultuous world events, including unrest in the Middle East, the earthquake and tsunami in Japan, and rising oil prices. Against this backdrop, the Barclays Capital U.S. Corporate High-Yield Index delivered a strong first quarter return that well outpaced performance by the broader fixed income market.

The favorable environment for the high yield market continued into the second quarter, but was soon obscured by worsening economic data and continued headlines detailing the ongoing sovereign debt crisis in Europe (e.g. Greece and Ireland). As investors lost their appetites for risk, they sought safety in the Treasury market2. High yield mutual funds began to experience large fund outflows, which triggered a June correction in the high yield market, with the Barclays Capital U.S. Corporate High-Yield Index declining by 97 basis points for the month of June. Despite this decline, the Index still delivered a solid gain for both the second quarter and six-month period.

New issuance remained strong following record new levels in 2010, with $180 billion in new debt issued in the first half of 20113. Default rates within the high yield market also remained at low levels, which we believe reflects improving corporate fundamentals and a robust new issuance market.

Fund Performance Overview

RS High Yield Fund (Class A Shares) returned 4.63% for the six-month period ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Corporate

14	www.RSinvestments.com

RS HIGH YIELD FUND

High-Yield Index which returned 4.97% for the period. The Fund outperformed the 4.27% average return of its Lipper High Current Yield Funds peer group4. (The peer group consisted of 511 mutual funds that invest primarily in high yield corporate securities.)

The Fund’s relative performance compared to the benchmark Index partly reflected our underweight in yield-to-call bonds relative to the Index position. This positioning worked to our benefit in the first quarter, but proved less advantageous during the second quarter market correction when these instruments held their value better than other areas of the high yield market.

From a sector standpoint, Fund performance early in the six-month period benefited from two homebuilding related credits, Hovnanian Enterprises and Beazer Homes, that we believed were undervalued despite the continued weak housing market. After these bonds rallied in the first quarter, we reduced our holdings, as we still believe the new home construction market is likely to be weak moving forward.

On a negative note, the Fund’s relative performance in the second quarter was hindered by two electric power-related investments, NRG and Mirant. While natural gas prices remain stubbornly low, dampening near-term prospects for power producers, we continue to believe these investments to be attractive given their above market yields and strong industry positions.

Outlook

We believe the recent weakness in the high yield market has created attractive entry points for investors. We believe there will be positive corporate earnings momentum and meaningful balance sheet improvement for high yield issuers, which could indicate strong fundamentals moving forward. Furthermore, we believe improving corporate liquidity and robust capital markets activity should continue to support a low default rate over the next two years, providing a positive tone for the market.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS HIGH YIELD FUND

Characteristics

Total Net Assets: $125,879,374

Bond Quality Allocation[5]

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Clear Channel Communication, Inc.	3.836%	1/28/2016	1.32%
Michael Foods, Inc.	9.750%	7/15/2018	1.06%
Sabra Health Care L.P.	8.125%	11/1/2018	1.02%
ARAMARK Holdings Corp.	8.625%	5/1/2016	0.95%
Harrah’s Prop Co.	3.190%	2/13/2013	0.93%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	0.92%
Block Communications, Inc.	8.250%	12/15/2015	0.91%
Citgo Petroleum Corp.	11.500%	7/1/2017	0.87%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	0.87%
American Airlines, Inc.	7.500%	3/15/2016	0.86%
Total			9.71%

1	The Barclays Capital U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays Capital U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Strategic Insight, Monthly Fund Industry Review, June 2011.
3	J.P. Morgan High Yield and Leveraged Loan Research, Credit Strategy Weekly Update, July 8, 2011, Pg 38
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	4.63%	15.06%	10.49%	7.52%	7.32%	5.91%
with maximum sales charge	0.71%	10.83%	9.08%	6.71%	6.90%	5.59%
Class B Shares (9/1/98)
without sales charge	4.25%	14.21%	9.72%	6.72%	6.69%	5.33%
with sales charge	1.25%	11.21%	9.16%	6.57%	6.69%	5.33%
Class C Shares (8/7/00)
without sales charge	4.10%	14.23%	9.68%	6.70%	6.52%	5.38%
with sales charge	3.10%	13.23%	9.68%	6.70%	6.52%	5.38%
Class K Shares (5/15/01)	4.43%	14.61%	10.05%	7.10%	6.89%	6.56%
Class Y Shares (5/12/09)	4.73%	15.29%	—	—	—	18.60%
Barclays Capital U.S. Corporate High-Yield Index[1]	4.97%	15.63%	12.68%	9.30%	8.99%	7.19%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays Capital U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $19,111 (Class B), $18,806 (Class C), $19,472 (Class K), and $14,389 (Class Y). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	17

RS TAX-EXEMPT FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Tax-Exempt Fund Commentary

Highlights

•	The tax-exempt bond market delivered solid positive performance in the first half of 2011, despite renewed economic and credit concerns later in the period.

•	RS Tax-Exempt Fund delivered a positive return for the six-month period but underperformed the benchmark Barclays Capital Municipal Bond Index[1].

•	We attribute the Fund’s relative underperformance to our focus on higher-quality tax-exempt issues.

Market Overview

In the first half of 2011, $115.2 billion in new municipal debt was issued, a 43.8% decline from the same period a year earlier2. Meanwhile, municipal bond funds experienced outflows that began in mid-November 2010 and continued in the first quarter, peaking in January3. These withdrawals were influenced by a variety of factors, including state and municipal credit concerns and the extension of the Bush tax cuts (which reduced incentives to invest in tax-exempt debt)4. However, by the end of the first quarter, it appeared to us that investor unease in the wake of the Japanese earthquake and tsunami helped to trigger a global flight from risk that bolstered the appeal of low-risk bonds.

Concerns over credit quality and investor risk aversion became even more pronounced in the second quarter, as the debt crisis in Greece and disappointing U.S. economic news dominated headlines. A number of developments during the period underscored pressure on state and local budgets. In California, the state government lumbered to address a $26 billion budget gap5, while the Illinois governor signed into law a budget that left an estimated $8 billion in overdue bills unpaid6. Minnesota also experienced a state government shutdown starting on June 307, following an impasse on the state budget.

Fund Performance Overview

RS Tax-Exempt Fund (Class A shares) returned 4.26% for the six-month period that ended June 30, 2011. The Fund underperformed the benchmark Barclays Capital Municipal Bond Index, which returned 4.42%. The Fund outperformed the 4.16% average return of its Lipper General Municipal Debt Funds peer group8. (The peer group consisted of 261 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)

As of June 30, 2011, the Fund’s 30-day SEC yield9 was 2.99% (which grosses up to 4.60% taxable equivalent yield for a person in the 35% income tax bracket in 2011). Without the expense limitation10, the Fund’s 30-day SEC yield was 2.92% (which grosses up to 4.49% taxable equivalent yield for a person in the 35% income tax bracket in 2011).

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RS TAX-EXEMPT FUND

Portfolio Review

Our long-standing investment approach is based on our analysis of the fundamentals of each issuer, rather than reliance solely on ratings or insurance. The Fund typically holds significantly fewer issues than does its benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to about 160 to 170 names, some of which may not be in the benchmark. Given the broad opportunity set open to a national tax-exempt fund, we focus on what we believe to be quality issuers that offer value, while we seek to avoid large concentrations to any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk and if our research indicates upside potential for the bond, we may purchase lower-rated credits. For general obligation and revenue bonds, we look for those we believe have strong underlying credit fundamentals.

We attribute the Fund’s underperformance relative to the index to our focus on higher-quality tax-exempt issues which did not keep pace with more speculative, lower-quality investments through much of the period. The Fund maintained a higher-grade credit profile as compared to the Index, throughout the period, and had no exposure to unrated or below investment-grade bonds.

Unlike some of the Fund’s competitors, the Fund did not use derivatives to boost returns. We have also stayed away from many local credits and ones that depend typically upon appropriations and have certificate of participation (COP) structures, which are not voter-approved and usually depend on appropriations.

Outlook

While we welcome signs of improving state and local revenues and some potential pickup in new issue volumes, we believe the near-term economic outlook for states and local governments appears to be less certain than it did several months ago. As we look ahead, we see both challenges and potential, as we seek to identify quality issuers.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

www.RSinvestments.com	19

RS TAX-EXEMPT FUND

Characteristics

Total Net Assets: $286,019,939

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	8.5%	7.4%
Hospital / Nursing Home / Health Care	7.2%	8.3%
Housing	1.6%	1.7%
Industrial Revenue	5.1%	4.0%
Leasing	6.4%	6.1%
Power	7.2%	7.4%
Resource Recovery	0.0%	0.3%
Special Tax	5.9%	10.3%
Transportation	15.7%	16.5%
Water and Sewer	11.6%	8.4%

Total Revenue Bonds	69.2%	70.4%
Total AA Insured Bonds	2.3%	11.3%
Total Prerefunded Bonds	1.3%	7.3%
Total Insured Bonds	7.6%	36.9%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[11]

Top Ten Holdings[12]

Holding	Coupon	Maturity Date	% of Total Net Assets
Illinois St. G.O.	5.000%	1/1/2019	1.25%
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	0.91%
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C	5.000%	7/1/2026	0.91%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	0.86%
Wake Cnty. NC G.O.	5.000%	4/1/2018	0.83%
Minnesota St. Var. Purp. Ser. D G.O.	5.000%	8/1/2024	0.79%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	0.79%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev.	5.000%	10/1/2019	0.79%
Florida St.	5.000%	1/1/2022	0.79%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2023	0.78%
Total			8.70%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	The Bond Buyer, July 1, 2011, Pg 1, Pg 14.
3	JP Morgan Chase, March 21, 2011.
4	Investment Dealers’ Digest, February 25, 2011.
5	Bloomberg News, “California Fiscal Year Looms Without Plan as Brown Tax Falters”, June 27, 2011.
6	The Bond Buyer, July 5, 2011, Pg 5.
7	Bloomberg News, “Minnesota Poker Tables, Rest Stops Idled in Government Shutdown”, July 1, 2011.
8	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
9	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
10	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.

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RS TAX-EXEMPT FUND

11	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
12	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	4.26%	2.62%	5.55%	4.59%	4.91%	4.90%
with maximum sales charge	0.33%	-1.22%	4.20%	3.79%	4.51%	4.68%
Class C Shares (8/7/00)
without sales charge	3.85%	1.81%	4.74%	3.80%	4.12%	4.41%
with sales charge	2.85%	0.82%	4.74%	3.80%	4.12%	4.41%
Class Y Shares (5/12/09)	4.33%	2.86%	—	—	—	5.06%
Barclays Capital Municipal Bond Index[1]	4.42%	3.48%	5.58%	4.93%	4.99%	5.59%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $14,973 (Class C), and $11,109 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

22	www.RSinvestments.com

RS HIGH YIELD MUNICIPAL BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Municipal Bond Fund Commentary

Highlights

•	RS High Yield Municipal Bond Fund delivered a positive return in the first six months of 2011, while also outperforming the benchmark Barclays Capital Municipal Bond Index[1].

•	The Fund’s performance was supported by our focus on higher credit quality investments.

Market Overview

In the first half of 2011, $115.2 billion in new municipal debt was issued, a 43.8% decline from the same period a year earlier2. Meanwhile, municipal bond funds experienced outflows that began in mid-November 2010 and continued in the first quarter, peaking in January3. These withdrawals were influenced by a variety of factors, including state and municipal credit concerns and the extension of the Bush tax cuts (which reduced incentives to invest in tax-exempt debt)4. However, by the end of the first quarter, it appeared to us that investor unease in the wake of the Japanese earthquake and tsunami helped to trigger a global flight from risk that bolstered the appeal of low-risk bonds.

Concerns over credit quality and investor risk aversion became even more pronounced in the second quarter, as the debt crisis in Greece and disappointing U.S. economic news dominated headlines. A number of developments during the period underscored pressure on state and local budgets. In California, the state government lumbered to address a $26 billion budget gap5, while the Illinois governor signed into law a budget that left an estimated $8 billion in overdue bills unpaid6. Minnesota also experienced a state government shutdown starting on June 307, following an impasse on the state budget.

Fund Performance Overview

RS High Yield Municipal Bond Fund (Class A shares) returned 4.48% for the six-month period ended June 30, 2011, outpacing a 4.42% return by the benchmark Barclays Capital Municipal Bond Index. The Fund outperformed the 4.21% average return of its Lipper High Yield Municipal Debt Funds peer group8. (The peer group consisted of 127 mutual funds that invest at least 50% of their assets in lower-rated municipal debt issues.)

The Fund typically holds significantly fewer issues than does its benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to approximately 60 to 80 issues, some of which may not be in the benchmark.

The Fund seeks value in the higher-yield sector of the municipal market, while attempting to limit downside risk. Our investment approach is based on our analysis of the credit fundamentals of each issuer and on its specific coupon structure and yield

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RS HIGH YIELD MUNICIPAL BOND FUND

considerations. We look for bonds with relatively high coupons that meet our credit evaluation criteria and that we believe will maximize current income. Maturity and duration are secondary considerations.

As of June 30, the Fund’s 30-day SEC yield9 was 5.12% (which grosses up to 7.88% taxable equivalent yield for a person in the 35% income tax bracket in 2011). Without the expense limitation10, the Fund’s 30-day SEC yield was 4.80% (which grosses up to 7.38% taxable equivalent yield for a person in the 35% income tax bracket in 2011).

The Fund’s performance was supported by our focus on higher credit quality investments within the high yield municipal bond market, which proved more resilient during a second quarter flight to quality. The Fund also held underweight credit exposure to many of the nation’s most financially troubled big cities and states, which also helped the Fund’s performance.

Outlook

Given the broad opportunity set available to a national fund, we continue to focus on issuers in the low investment grade and high yield sectors that we believe offer potential for value. At the same time, we continue to seek diversification by investing across different states and regions, industries, issuers, and credit sectors.

While we welcome signs of improving state and local revenues and some potential pickup in new issue volumes, we believe the near-term economic outlook for states and local governments appears to be less certain than it did several months ago. As we look ahead, we see both challenges and potential, as we seek to identify quality issuers.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics

Total Net Assets: $110,403,152

Sector Allocation

Bond Quality Allocation[11]

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RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[12]

Holding	Coupon	Maturity Date	% of Total Net Assets
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev.	6.375%	3/1/2040	2.24%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	2.20%
New Jersey Economic Dev. Auth. Rev.	5.750%	6/15/2034	2.15%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	2.02%
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	1.95%
Cook Cnty. IL Rev.	6.500%	10/15/2040	1.86%
North Tex. Twy. Auth. Rev.	5.750%	1/1/2033	1.82%
Farmington NM Poll. Ctrl. Rev.	5.900%	6/1/2040	1.77%
Tobacco Settlement Auth. WA Tobacco Settlement Rev.	6.625%	6/1/2032	1.74%
Illinois St. G.O. Ser. A	5.000%	9/1/2031	1.73%
Total			19.48%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	The Bond Buyer, July 1, 2011, Pg 1, Pg 14.
3	JP Morgan Chase, March 21, 2011.
4	Investment Dealers’ Digest, February 25, 2011.
5	Bloomberg News, “California Fiscal Year Looms Without Plan as Brown Tax Falters”, June 27, 2011.
6	The Bond Buyer, July 5, 2011, Pg 5.
7	Bloomberg News, “Minnesota Poker Tables, Rest Stops Idled in Government Shutdown”, July 1, 2011.
8	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
9	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
10	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.
11	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
12	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

26	www.RSinvestments.com

RS HIGH YIELD MUNICIPAL BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	4.48%	2.85%	6.22%
with maximum sales charge	0.54%	-1.05%	3.55%
Class C Shares (12/31/09)
without sales charge	4.13%	2.39%	5.85%
with sales charge	3.13%	1.42%	5.85%
Class Y Shares (12/31/09)	4.54%	2.93%	6.27%
Barclays Capital Municipal Bond Index[1]	4.42%	3.48%	4.55%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Yield Municipal Bond Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of June 30, 2011: $10,887 (Class C), and $10,952 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Floating Rate Fund Commentary

Highlights

•

RS Floating Rate Fund seeks a high level of current income by investing in floating rate loans and other floating rate investments that have interest rates that adjust periodically in response to changes in a base lending rate, such as the London Interbank Offered Rate (LIBOR).

•

The Fund delivered positive performance for the six-month period, but underperformed its benchmark S&P/LSTA U.S. Leveraged Loan Index[1], due in part to our underweight in lower-quality issues, which outperformed the market during the early part of the year. Nonetheless, this strategy helped to limit our downside exposure later in the period as the debt crisis in Greece triggered a second quarter loan market correction.

•	As of June 30, 2011, the Fund’s 30-day SEC yield[2] was 6.14%. Without the expense limitation[3], the Fund’s 30-day SEC yield was 5.73%.

Market Commentary

In the first quarter of 2011, issuers benefited as robust demand for leveraged bank loans, coupled with anemic supply, launched a wave of loan repricing in the market. By March, however, a combination of factors served to dampen investor enthusiasm for leveraged finance and stem the refinancing tide. These factors included the Japanese tsunami disaster, rising oil prices, the possibility of a credit default in Greece, and sluggish U.S. economic data.

Against this backdrop, retail leveraged loan mutual fund inflows declined 36%, from $15.1 billion during the first quarter to $9.6 billion in the second quarter3. At the same time, a supply of “new money” loans (as opposed to refinancing/recapitalizations) hit the market. Overall, we saw this market correction as a positive development for the Fund, as it ended the refinancing wave we experienced in the first quarter and enabled investors to command wider spreads and better terms.

Leveraged buyout (LBO) activity was around $54 billion in the first half of the year, a 70% increase over activity in the first half of 20104. We expect to see a continued resumption of LBO activity in the second half of 2011. Another recent development in the leveraged finance market was the reemergence of collateralized loan obligations (CLOs). These structured products came to dominate the leveraged loan market between 2005 and 2007, and we believe these products were a significant source of the market’s credit problems, including over-tightened spreads, covenant stripping, and excessive leverage.

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RS FLOATING RATE FUND

Fund Performance Overview

RS Floating Rate Fund (Class A shares) returned 2.31% for the six-month period that ended June 30, 2011, while its benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.61%. The Fund underperformed the 2.39% average return of its Lipper Loan Participation Funds peer group5. (The peer group consisted of 120 mutual funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.)

We maintained the Fund’s relatively conservative credit positioning, including an underweighting in non-rated instruments and securities rated CCC or below. This strategy dampened our relative performance in the first quarter, when lower rated investments outperformed as investors sought higher yields. Nonetheless, this positioning worked to our advantage in the second quarter as investors chose quality over yield. The Fund’s lack of exposure to the broadcast radio and television sectors also detracted from relative performance in the first quarter, but provided a boost to relative returns in the second quarter.

Outlook

While we recognize near-term headwinds to economic growth, we continue to have a positive outlook on the economy. The debt crisis in Greece, while far from resolved, has been transformed from a short-term to a medium-term issue. Meanwhile, Japanese manufacturing has recovered and will, we believe, have a salutary impact on U.S. auto manufacturing and economic growth. Moreover, easing energy prices should reduce the burden on the U.S. consumer, freeing up some disposable income. Finally, we expect compromise and progress on the current U.S. budget impasse. For all of these reasons, we remain optimistic regarding the outlook for the U.S. economy and financial markets.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS FLOATING RATE FUND

Characteristics

Total Net Assets: $1,571,691,230

Sector Allocation

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Emergency Medical Services Corp.	5.250%	5/25/2018	1.58%
Asurion Corp.	5.500%	5/24/2018	1.57%
Springleaf Finance Corp.	5.500%	5/10/2017	1.56%
Delta Air Lines, Inc.	5.500%	4/20/2017	1.48%
National Mentor Holdings, Inc.	7.000%	2/9/2017	1.39%
Styron S.A.R.L LLC	6.000%	8/2/2017	1.26%
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.25%
CareStream Health, Inc.	5.000%	2/25/2017	1.18%
Select Medical Corp.	5.500%	5/25/2018	1.15%
Frac Tech International LLC	6.250%	5/6/2016	1.14%
Total			13.56%
1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
3	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.
4	S&P LCD Weekly Wrap, June 30 2011, Page 9.

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RS FLOATING RATE FUND

5	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	2.31%	9.00%	7.15%
with maximum sales charge	-0.02%	6.54%	5.54%
Class C Shares (12/31/09)
without sales charge	2.00%	8.70%	6.85%
with sales charge	1.00%	7.70%	6.85%
Class K Shares (12/31/09)	2.10%	8.87%	6.98%
Class Y Shares (12/31/09)	2.35%	9.05%	7.11%
S&P/LSTA U.S. Leveraged Loan Index[1]	2.61%	9.39%	8.52%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: $11,041 (Class C), $11,061 (Class K), and $11,082 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Strategic Income Fund Commentary

Highlights

•

The fixed income market showed mixed performance in the first six months of 2011, as outperformance by corporate bonds early in the period gave way to a renewed investor flight to the Treasury market on concerns over the debt crisis in Greece and disappointing global economic news.

•	RS Strategic Income Fund delivered a positive return for the six-month period and also outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

The Fund maintained overweight exposure to high yield and commercial mortgage backed securities (CMBS) compared to the benchmark, but an underweight position in the Treasury market. This strategy aided the Fund’s performance relative to its benchmark in the first quarter, but proved detrimental during the second quarter’s flight to quality.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake and tsunami, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the implications of the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. Against this backdrop, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

RS Strategic Income Fund (Class A shares) returned 3.00% for the six-month period that ended June 30, 2011. The Fund outperformed the benchmark Barclays Capital U.S. Aggregate Bond Index, which returned 2.72% for the period. However, the Fund underperformed the 3.18% average return of its Lipper Multi-Sector Income Funds peer group2. (The peer group consisted of 189 mutual funds that seek current income by allocating assets among several different fixed income securities sectors.)

The Fund continued its strategy of overweighting non-Treasury segments of the fixed-income market, notably high yield bonds and CMBS investments. This strategy worked in the Fund’s favor in the first quarter, but hurt the Fund’s relative performance in the second as investors became more risk-averse. By the end of the period, the Fund held

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RS STRATEGIC INCOME FUND

approximately 18% of its assets in investment-grade corporate bonds, slightly below the Barclays Capital U.S. Aggregate Bond Index weighting. The Fund’s corporate high yield holdings (bonds and bank loans) totaled nearly 36% of the Fund’s assets the benchmark index does not include any high yield securities).

The Fund’s overweight in corporate debt (corporate high yield bonds, leveraged bank loans and investment grade corporate bonds) detracted from performance during the second quarter. In investment grade corporates, our holdings in Financials underperformed other corporate sectors. Also, our underweight in Sovereigns detracted from the Fund’s performance.

Similar to the corporate sector, the Fund’s substantial overweight in the CMBS sector during the second quarter subtracted from the Fund’s outperformance. We continued our strategy of owning shorter-duration, seasoned bonds that we believe have ample credit support and have been underwritten to tougher credit standards.

Outlook

Our current investment strategy continues to favor non-Treasury investments as we continue to focus on areas where we believe we can identify attractive risk/reward opportunities. We believe that our disciplined investment process will help us seek appropriate investment opportunities across different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS STRATEGIC INCOME FUND

Characteristics

Total Net Assets: $74,095,907

Sector Allocation

Bond Quality Allocation[3]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Mexican Bonos	7.250%	12/15/2016	2.10%
Pilot Travel Centers LLC	4.250%	3/30/2018	1.35%
Exopack LLC	6.500%	5/26/2017	1.35%
Gibson Energy	5.750%	6/14/2018	1.34%
Star West Generation LLC	6.000%	5/14/2018	1.34%
Sequa Corp.	3.510%	12/3/2014	1.33%
Springleaf Finance Corp.	5.500%	5/10/2017	1.32%
FNMA - Mortgage Pass-Through	4.000%	11/1/2040	1.31%
Frac Tech International LLC	6.250%	5/6/2016	1.19%
Bank Nederlandse Gemeenten NV	3.000%	1/28/2014	0.99%
Total			13.62%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” have been excluded from this presentation.

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RS STRATEGIC INCOME FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	3.00%	7.46%	8.00%
with maximum sales charge	-0.85%	3.48%	5.26%
Class C Shares (12/31/09)
without sales charge	2.83%	7.30%	7.86%
with sales charge	1.83%	6.30%	7.86%
Class K Shares (12/31/09)	2.90%	7.36%	7.94%
Class Y Shares (12/31/09)	3.15%	7.64%	8.12%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.20%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: $11,197 (Class C), $11,209 (Class K), and $11,238 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

While the economic recovery continued in the first half of 2011, concerns over persistent high unemployment, increasing energy prices, and the repercussions of the European debt crisis (e.g. Greece and Ireland) contributed to uncertainty over the near-term economic outlook.

•	RS Money Market Fund returned 0.00% for the six-month period, and underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

•

As of June 30, 2011, the effective 7-day annualized yield[2] for the RS Money Market Fund (Class A shares) was 0.01%, which was the same as the effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc[3].

Market Overview

At the June 22, 2011 meeting of the Federal Reserve Open Market Committee (FOMC), policymakers stated that the economic recovery was continuing at a moderate pace, despite the short-term drag from higher food and energy prices and supply chain disruptions following the earthquake and tsunami in Japan. The FOMC also confirmed that the Federal Reserve (Fed) would end its $600 billion asset purchase program at the end of the second quarter 2011, as planned.

Several factors affected returns in money market funds in the first half of 2011. The federal funds rate remained anchored in the range of 0.00% to 0.25% throughout the period, reducing available returns. Proceeds from maturing investments across the entire money market space were also being reinvested at offering levels that were among the lowest offered historically. Many commercial paper issuers and programs also reduced or halted issuance as commercial paper outstanding continued to decline in 2010 and 2011 from the peak issuance period in 2007.

Portfolio Review

RS Money Market Fund (Class A shares) returned 0.00% for the six-month period that ended June 30, 2011, compared to a 0.09% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index.

The Fund holds the majority of its exposure in high grade Tier 1 commercial paper of either financial or industrial issuers. The Fund was overweight in high quality industrial names and recently began to add high quality insurance/finance names. In the second quarter of 2011, we maintained the Fund’s exposure to floating rate taxable municipal bonds, due to our belief that high quality issuers are offering attractive rates. The Fund also maintained its exposure to stand-alone high grade taxable municipal paper and to U.S. Treasury bills. The Fund does not currently have any exposure to European bank commercial paper or certificates of deposit.

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RS MONEY MARKET FUND

Outlook

Given our outlook for improving but still moderate economic growth, we expect the federal funds rate to remain in the current range of near zero as we move into the second half of 2011. As we look ahead, we expect to focus on issuers that we believe can survive current, often uneven, economic conditions.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS MONEY MARKET FUND

Characteristics

Total Net Assets: $436,330,365

Sector Allocation

Portfolio Statistics

Average Maturity (days)	29
Current 7-day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.69%
Effective 7-day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.69%

Annualized historical yields for the 7-day period ended June 30, 2011. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

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RS MONEY MARKET FUND

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.160%	7/7/2011	4.00%
Illinois Tool Works, Inc.	0.050%	7/1/2011	2.29%
Caterpillar Financial Services Corp.	0.070%	7/1/2011	2.29%
American Transmission Co., LLC	0.130%	7/1/2011	2.29%
United Parcel Service, Inc.	0.010%	7/6/2011	2.29%
Metlife Funding, Inc.	0.110%	7/6/2011	2.29%
Unilever Capital Corp.	0.090%	7/8/2011	2.29%
International Business Machines Corp.	0.060%	7/12/2011	2.29%
Hewlett-Packard Co.	0.080%	7/15/2011	2.29%
Air Products & Chemicals, Inc.	0.100%	7/14/2011	2.29%
Total			24.61%

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RS MONEY MARKET FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)	0.00%	0.01%	0.25%	1.71%	1.59%	4.34%
Class B Shares (5/1/96)
without sales charge	0.00%	0.01%	0.13%	1.33%	1.17%	2.53%
with sales charge	-3.00%	-2.99%	-0.54%	1.14%	1.17%	2.53%
Class C Shares (8/7/00)
without sales charge	0.00%	0.01%	0.13%	1.33%	1.17%	1.42%
with sales charge	-1.00%	-0.99%	0.13%	1.33%	1.17%	1.42%
Class K Shares (5/15/01)	0.00%	0.01%	0.18%	1.51%	1.34%	1.36%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]	0.09%	0.18%	0.47%	2.07%	2.16%	4.85%	*

Please refer to page 40 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index while there are expenses associated with the Fund.
2	Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed by the Adviser. In addition, Guardian Investor Services LLC (GIS), the Fund’s subadviser, voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 181 for further information.
3	iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,025.80	$4.27	0.85%
	Class B	$1,000.00	$1,022.00	$8.02	1.60%
	Class C	$1,000.00	$1,023.00	$8.03	1.60%
	Class K	$1,000.00	$1,023.80	$6.27	1.25%
	Class Y	$1,000.00	$1,026.80	$3.32	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,013.50	$3.99	0.80%
	Class B	$1,000.00	$1,009.70	$7.72	1.55%
	Class C	$1,000.00	$1,009.70	$7.72	1.55%
	Class K	$1,000.00	$1,011.50	$5.98	1.20%
	Class Y	$1,000.00	$1,014.60	$2.89	0.58%
RS High Yield Fund	Class A	$1,000.00	$1,046.30	$4.31	0.85%
	Class B	$1,000.00	$1,042.50	$8.10	1.60%
	Class C	$1,000.00	$1,041.00	$8.10	1.60%
	Class K	$1,000.00	$1,044.30	$6.34	1.25%
	Class Y	$1,000.00	$1,047.30	$3.35	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,042.60	$4.03	0.80%
	Class C	$1,000.00	$1,038.50	$8.07	1.60%
	Class Y	$1,000.00	$1,043.30	$3.36	0.66%

44	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,044.80	$1.61	0.32%
	Class C	$1,000.00	$1,041.30	$4.63	0.91%
	Class Y	$1,000.00	$1,045.40	$1.11	0.22%
RS Floating Rate Fund	Class A	$1,000.00	$1,023.10	$1.72	0.34%
	Class C	$1,000.00	$1,020.00	$4.76	0.95%
	Class K	$1,000.00	$1,021.00	$2.84	0.57%
	Class Y	$1,000.00	$1,023.50	$1.19	0.24%
RS Strategic Income Fund	Class A	$1,000.00	$1,030.00	$1.58	0.31%
	Class C	$1,000.00	$1,028.30	$4.03	0.80%
	Class K	$1,000.00	$1,029.00	$2.56	0.51%
	Class Y	$1,000.00	$1,031.50	$1.09	0.22%
RS Money Market Fund	Class A	$1,000.00	$1,000.00	$0.85	0.17%
	Class B	$1,000.00	$1,000.00	$0.86	0.17%
	Class C	$1,000.00	$1,000.00	$0.83	0.17%
	Class K	$1,000.00	$1,000.00	$0.85	0.17%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Class B	$1,000.00	$1,017.11	$7.75	1.55%
	Class C	$1,000.00	$1,017.11	$7.75	1.55%
	Class K	$1,000.00	$1,018.85	$6.01	1.20%
	Class Y	$1,000.00	$1,021.93	$2.90	0.58%
RS High Yield Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.85	$3.99	0.80%
	Class C	$1,000.00	$1,016.88	$7.98	1.60%
	Class Y	$1,000.00	$1,021.50	$3.33	0.66%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,023.22	$1.59	0.32%
	Class C	$1,000.00	$1,020.26	$4.58	0.91%
	Class Y	$1,000.00	$1,023.71	$1.10	0.22%
RS Floating Rate Fund	Class A	$1,000.00	$1,023.10	$1.72	0.34%
	Class C	$1,000.00	$1,020.08	$4.76	0.95%
	Class K	$1,000.00	$1,021.99	$2.84	0.57%
	Class Y	$1,000.00	$1,023.62	$1.19	0.24%
RS Strategic Income Fund	Class A	$1,000.00	$1,023.24	$1.57	0.31%
	Class C	$1,000.00	$1,020.82	$4.01	0.80%
	Class K	$1,000.00	$1,022.27	$2.55	0.51%
	Class Y	$1,000.00	$1,023.72	$1.09	0.22%
RS Money Market Fund	Class A	$1,000.00	$1,023.95	$0.86	0.17%
	Class B	$1,000.00	$1,023.93	$0.87	0.17%
	Class C	$1,000.00	$1,023.97	$0.84	0.17%
	Class K	$1,000.00	$1,023.95	$0.86	0.17%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 3.8%
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	$1,500,000	$1,519,617
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	728,908	662,822
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	111,034	108,853
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	246,569	248,277
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	1,700,000	1,745,120

Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,462,916
Total Asset Backed Securities (Cost $5,681,562)		5,747,605

	Principal Amount	Value
Collateralized Mortgage Obligations – 17.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,063,950	1,077,436
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	244,836	248,250
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	455,129	447,100
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	294,661	293,375
2006-19CB A15 6.00% due 8/25/2036	426,106	351,980
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	915,255	936,067
2003-11 A31 5.50% due 5/25/2033	1,126,894	1,172,363
2002-19 1A1 6.25% due 11/25/2032	284,285	299,299

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 2663 VQ 5.00% due 6/15/2022	$400,000	$436,329
1534 Z 5.00% due 6/15/2023	260,410	260,313
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,529,422
FNMA 2002-77 QG 5.50% due 12/25/2032	1,080,000	1,227,150
2006-45 AC 5.50% due 6/25/2036	136,145	133,403
2002-52 PB 6.00% due 2/25/2032	324,996	332,371
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	802,691	900,582
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	188,995	195,871
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.463% due 6/25/2035(1)	1,016,000	1,020,854
2004-S2 1A3 4.75% due 11/25/2019	956,026	976,644
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	389,897	406,706
2003-7 4A33 5.25% due 9/25/2033	1,607,893	1,676,368
2003-10 3A7 5.50% due 11/25/2033	646,251	675,078
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	289,798	300,273
2003-3 A9 5.50% due 1/25/2034	1,201,053	1,224,709
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	290,458	297,849
Residential Funding Mortgage Securities I, Inc. 2005-S1 2A1 4.75% due 2/25/2020	689,305	707,187
2005-S3 A1 4.75% due 3/25/2020	460,198	462,187
2003-S20 1A4 5.50% due 12/25/2033	187,886	188,118

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	$575,392	$487,551
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	823,060	829,804
2005-1 4A1 5.00% due 2/25/2020	618,845	630,717
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020(3)	763,616	793,211
2004-2 A1 5.00% due 1/25/2019	456,924	471,939
2006-1 A3 5.00% due 3/25/2021	1,011,991	1,006,759
2003-2 A7 5.25% due 2/25/2018(3)	926,609	953,096
2006-7 1A1 5.25% due 6/25/2021	297,387	301,473
2005-6 A1 5.25% due 8/25/2035	592,910	595,735
2004-6 A4 5.50% due 6/25/2034	345,999	372,478
2007-13 A7 6.00% due 9/25/2037	561,148	538,283
Total Collateralized Mortgage Obligations (Cost $25,323,283)		25,758,330

	Principal Amount	Value
Senior Secured Loans – 0.9%
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	250,000	244,750

		244,750
Healthcare – 0.5%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	500,000	501,565
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	246,878	246,994

		748,559

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining – 0.3%
Novelis, Inc. New Term Loan B 3.75% due 3/10/2017(1)	$398,000	$398,135

		398,135
Total Senior Secured Loans (Cost $1,395,324)		1,391,444

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
Adams Outdoor Advertising LP 2010-1 A 5.438% due 12/20/2040(2)	1,192,906	1,240,784
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	1,240,000	1,334,478
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.367% due 9/10/2047(1)	1,500,000	1,636,622
2006-2 A4 5.924% due 5/10/2045(1)	927,000	1,025,890
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,500,000	1,566,942
2005-PW10 A4 5.405% due 12/11/2040(1)	400,000	436,064
2005-PW10 AM 5.449% due 12/11/2040(1)	610,000	612,098
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	917,957	963,087
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	1,351,000	1,466,334
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AM 5.394% due 7/15/2044(1)	950,000	962,519
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	1,500,000	1,636,679
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	231,497	231,370
2005-C1 AJ 5.075% due 2/15/2038(1)	630,000	626,731

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C5 AM 5.10% due 8/15/2038(1)	$335,000	$338,590
Four Times Square Trust 2006-4TS A 5.401% due 12/13/2028(2)	900,000	952,721
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	715,000	756,741
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	567,208
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,167,144
2004-GG1 A7 5.317% due 6/10/2036(1)	1,052,000	1,130,304
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-C4 A3 4.106% due 7/15/2046(2)	1,400,000	1,396,979
2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,076,716
2005-LDP5 A4 5.371% due 12/15/2044(1)	720,000	785,715
2001-C1 A3 5.857% due 10/12/2035	317,336	317,838
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,566,517
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	84,338	85,008
2005-HQ7 AAB 5.351% due 11/14/2042(1)(3)	1,384,031	1,432,790
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	558,954
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.286% due 5/18/2032(1)(2)	839,000	894,855
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)(3)	1,500,000	1,578,042
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	519,508	548,742

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C18 A4 4.935% due 4/15/2042	$705,000	$759,289
2006-C23 AM 5.466% due 1/15/2045(1)	900,000	925,225

WF-RBS Commercial Mortgage Trust 2011-C2 A4 4.869% due 2/15/2044(1)(2)	900,000	922,558
Total Commercial Mortgage-Backed Securities (Cost $30,536,061)		31,501,534

	Principal Amount	Value
Corporate Bonds – 34.6%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	150,000	190,648

		190,648
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	250,000	252,987
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	509,574
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	650,000	713,078
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	350,000	357,533

		1,833,172
Banking – 5.8%
American Express Bank FSB 6.00% due 9/13/2017	250,000	282,004
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	400,000	449,678
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	850,000	937,174
City National Corp. 5.125% due 2/15/2013	300,000	313,396
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	150,000	159,658

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
Deutsche Bank AG London 6.00% due 9/1/2017	$300,000	$334,723
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	444,276
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	350,000	343,875
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	213,189
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	451,002
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	650,000	722,327
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	350,507
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	250,000	263,178
Morgan Stanley 5.95% due 12/28/2017	550,000	591,276
PNC Bank N.A. 6.875% due 4/1/2018	200,000	235,729
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	504,296
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	400,000	387,186
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	218,736
The Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	429,240
5.625% due 1/15/2017	80,000	84,691
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	400,000	404,579
USB Realty Corp. 6.091% due 1/15/2012(1)(2)(4)	250,000	218,125
Wells Fargo Bank N.A. 5.75% due 5/16/2016	300,000	333,733

		8,672,578
Brokerage – 1.1%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	300,000	295,043

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Brokerage (continued)
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	$300,000	$304,871
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/2012(4)(5)	200,000	20
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	400,000	421,740
Raymond James Financial, Inc. Sr. Nt. 4.25% due 4/15/2016	300,000	309,707
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	328,928

		1,660,309
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	350,000	384,184
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	413,747

		797,931
Chemicals – 0.9%
Celanese US Holdings LLC Sr. Nt. 5.875% due 6/15/2021	200,000	204,500
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	250,000	267,078
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	321,310
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	200,000	260,112
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	250,000	277,028

		1,330,028
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	337,947

		337,947
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	200,000	211,316

		211,316

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Diversified Manufacturing – 0.2%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	$200,000	$226,436

		226,436
Electric – 1.2%
Alabama Power Co. 5.65% due 3/15/2035	300,000	299,234
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	312,643
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	194,019
Nevada Power Co. 6.65% due 4/1/2036	250,000	288,623
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	450,602
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	296,069

		1,841,190
Energy - Integrated – 0.8%
BP Capital Markets PLC 4.50% due 10/1/2020	250,000	254,949
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	488,732
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	327,608
Tosco Corp. 8.125% due 2/15/2030	125,000	163,329

		1,234,618
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	430,289
Viacom, Inc. 6.875% due 4/30/2036	200,000	223,281

		653,570
Food And Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	250,000	268,866
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	125,000	138,847
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	316,561

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Food And Beverage (continued)
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	$500,000	$522,028

		1,246,302
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	300,000	301,212

		301,212
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	250,000	269,585
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	191,888
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	430,388
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	638,000

		1,529,861
Health Insurance – 0.2%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	136,675
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	150,000	151,468

		288,143
Healthcare – 0.8%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	250,000	295,035
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	400,000	406,773
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	317,250
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	245,678

		1,264,736
Independent Energy – 1.3%
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	163,211

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Chesapeake Energy Corp. 6.125% due 2/15/2021	$350,000	$354,375
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	662,700	714,059
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	252,764
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	416,000

		1,900,409
Industrial - Other – 0.2%
Princeton University Sr. Nt. 5.70% due 3/1/2039	300,000	335,628

		335,628
Insurance - Life – 2.7%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	200,000	209,275
AXA SA 6.463% due 12/14/2018(1)(2)(4)	200,000	173,000
Genworth Financial, Inc. Sr. Nt. 7.20% due 2/15/2021	600,000	600,428
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/29/2049(1)(4)	400,000	368,000
MetLife, Inc. 6.40% due 12/15/2036	125,000	121,875
Sr. Nt. Series A 6.817% due 8/15/2018	400,000	468,342
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	300,000	341,737
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	400,000	474,362
Symetra Financial Corp. 6.125% due 4/1/2016(2)	300,000	315,896
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	300,000	341,366
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	300,000	309,243

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	$300,000	$335,815

		4,059,339
Insurance P&C – 1.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	222,577
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	383,891
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	415,544
Liberty Mutual Group, Inc. 5.00% due 6/1/2021(2)	350,000	331,423
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	400,000	421,593
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	300,000	334,537
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	304,500

		2,414,065
Lodging – 0.3%
Host Hotels & Resorts LP 6.875% due 11/1/2014	400,000	410,000

		410,000
Media Cable – 1.3%
Comcast Corp. 6.45% due 3/15/2037	350,000	374,345
6.50% due 1/15/2017	400,000	466,203
Time Warner Cable, Inc. 5.85% due 5/1/2017	700,000	787,187
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	328,875

		1,956,610
Media Noncable – 0.2%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	307,125

		307,125

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining – 1.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	$400,000	$506,824
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	250,000	267,769
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	433,065
FMG Resources August 2006 Pty. Ltd. 6.375% due 2/1/2016(2)	500,000	498,750
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	327,750
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	510,000
United States Steel Corp. Sr. Nt. 7.00% due 2/1/2018	225,000	227,250
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	113,125

		2,884,533
Non Captive Consumer – 0.4%
Household Finance Corp. 6.375% due 11/27/2012	300,000	320,947
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	300,000	311,250

		632,197
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	350,000	350,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(2)	200,000	199,000
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	492,173
6.75% due 3/15/2032	200,000	222,210
KKR Group Finance Co. 6.375% due 9/29/2020(2)	400,000	423,011

		1,686,394

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Oil Field Services – 0.5%
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	$200,000	$221,436
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	211,316
6.50% due 8/1/2036	250,000	257,880

		690,632
Paper – 0.6%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	500,000	509,566
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	350,000	353,063

		862,629
Pharmaceuticals – 0.5%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	330,040
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	350,926

		680,966
Pipelines – 1.2%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	432,546
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	290,864
Enterprise Products Operating LLC 5.20% due 9/1/2020	150,000	158,166
8.375% due 8/1/2066(1)	100,000	108,250
Magellan Midstream Partners LP 6.55% due 7/15/2019	400,000	464,715
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	350,000	368,481

		1,823,022
Refining – 0.4%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	300,000	332,621
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	191,592

		524,213

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
REITs – 1.0%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	$300,000	$308,070
Equity One, Inc. 6.25% due 12/15/2014	300,000	327,783
ProLogis LP Sr. Nt. 6.875% due 3/15/2020	400,000	441,684
WEA Finance LLC 5.40% due 10/1/2012(2)	350,000	367,777

		1,445,314
Retailers – 0.4%
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	350,000	392,897
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	250,000	262,686

		655,583
Technology – 0.9%
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	200,000	214,190
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	250,000	291,162
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	500,000	564,809
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	294,236

		1,364,397
Wireless – 1.0%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	522,074
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	421,101
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	165,334
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	300,000	333,427
6.15% due 2/27/2037	100,000	107,302

		1,549,238

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines – 1.5%
AT&T, Inc. 6.30% due 1/15/2038	$400,000	$423,591
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	329,948
France Telecom S.A. 8.50% due 3/1/2031	115,000	154,778
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	536,875
Telecom Italia Capital SA 5.25% due 11/15/2013 - 10/1/2015	450,000	470,875
Verizon Communications, Inc. 6.40% due 2/15/2038	350,000	379,324

		2,295,391
Total Corporate Bonds (Cost $48,528,184)		52,097,682

	Principal Amount	Value
Hybrid ARMS – 0.3%
FNMA 5.765% due 12/1/2036(1)(3)	270,635	287,530
6.228% due 8/1/2046(1)	214,312	221,264
Total Hybrid ARMS (Cost $488,253)		508,794

	Principal Amount	Value
Mortgage Pass-Through Securities – 14.7%
FHLMC 4.00% due 12/1/2040	5,407,701	5,411,027
5.50% due 6/1/2038	1,098,484	1,188,289
7.00% due 9/1/2038	192,916	221,883
FNMA 4.50% due 7/1/2041(6)	2,800,000	2,896,687
5.00% due 12/1/2034 - 12/1/2039	6,489,933	6,907,475
5.50% due 4/1/2022(3)	158,360	171,752
5.50% due 1/1/2038	4,114,916	4,457,756
6.00% due 8/1/2021	245,551	270,321
6.50% due 1/1/2013 - 7/1/2014	59,717	60,680
7.00% due 6/1/2012 - 6/1/2032	156,620	179,191
7.50% due 12/1/2029 - 2/1/2031	135,444	158,697
8.00% due 6/1/2030 - 9/1/2030	61,682	72,623
GNMA 6.00% due 12/15/2033	109,385	122,465
Total Mortgage Pass-Through Securities (Cost $21,728,570)		22,118,846

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 2.3%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$300,000	$319,641
California State General Obligation 5.25% due 4/1/2014	200,000	215,000
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	400,000	415,408
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	400,000	413,980
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	600,000	629,646
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	340,000	369,056
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	400,000	438,456
Oregon School Board Association 4.759% due 6/30/2028	200,000	185,488
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	500,000	531,350
Total Municipal Bonds (Cost $3,362,860)		3,518,025

	Principal Amount	Value
U.S. Government Securities – 3.2%
U.S. Treasury Bonds 3.875% due 8/15/2040	500,000	457,813
4.25% due 11/15/2040	2,105,000	2,057,637
4.75% due 2/15/2041	1,956,000	2,079,167
U.S. Treasury Notes 3.125% due 5/15/2021	210,000	209,410
Total U.S. Government Securities (Cost $4,808,222)		4,804,027

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 2.0%
General Electric Capital Corp. 0.08% due 7/14/2011(3)	$2,000,000	$1,999,942

Wal-Mart Stores, Inc. 0.08% due 7/14/2011(3)	1,000,000	999,971
Total Short-Term Investments (Cost $2,999,913)		2,999,913

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,029,001, due 7/1/2011(7)	2,029,000	2,029,000
Total Repurchase Agreements (Cost $2,029,000)		2,029,000
Total Investments - 101.1% (Cost $146,881,232)		152,475,200
Other Liabilities, Net - (1.1)%		(1,695,191)
Total Net Assets - 100.0%		$150,780,009

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $21,838,122, representing 14.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/2012	$200,000	$200,312	$20

(6)	TBA – To be announced.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$2,069,988

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$5,747,605	$—	$5,747,605

Collateralized Mortgage Obligations	—	25,758,330	—	25,758,330

Senior Secured Loans	—	1,391,444	—	1,391,444

Commercial Mortgage-Backed Securities	—	31,501,534	—	31,501,534

Corporate Bonds	—	52,097,682	—	52,097,682

Hybrid ARMS	—	508,794	—	508,794

Mortgage Pass-Through Securities	—	22,118,846	—	22,118,846

Municipal Bonds	—	3,518,025	—	3,518,025

U.S. Government Securities	—	4,804,027	—	4,804,027

Short-Term Investments	—	2,999,913	—	2,999,913

Repurchase Agreements	—	2,029,000	—	2,029,000

Total	$—	$152,475,200	$—	$152,475,200

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 13.8%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$5,500,000	$5,522,445
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	4,775,000	4,837,447
2010-3 A 2.88% due 4/15/2015(1)	3,200,000	3,291,819
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	4,100,000	4,104,856
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	165,772	150,742
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,586,337
2009-2A A4 3.03% due 10/15/2016(1)	2,260,000	2,321,117
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	6,320,000	6,344,193
Capital One Multi-Asset Execution Trust 2005-A10 A 0.267% due 9/15/2015(2)	2,621,000	2,618,439
2005-A7 A7 4.70% due 6/15/2015	3,830,000	4,007,518
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	372,078	395,314
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	279,170	273,686
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(2)	184,795	186,075
CNH Equipment Trust 2007-C A4B 1.337% due 3/17/2014(2)	2,663,576	2,664,665
2009-C A4 3.00% due 8/17/2015(3)	7,554,000	7,754,492
2007-C A4A 5.42% due 3/17/2014	573,702	574,898
Discover Card Master Trust 2009-A1 A1 1.487% due 12/15/2014(2)	5,914,000	5,983,672

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.887% due 2/15/2017(1)(2)	$6,015,000	$6,248,805
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	2,100,000	2,149,577
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	1,673,418	1,686,069
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	8,000,000	8,193,238
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	7,165,000	7,486,997
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,284,721
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,890,000	1,961,885
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	2,000,000	2,033,448
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	1,682,607	1,695,684
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	5,600,000	5,654,813
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	3,166,675	3,172,917
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	3,555,812	3,631,536
2005-1 A5 4.47% due 12/25/2014	580,000	606,283
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	14,346
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	2,000,000	2,004,900
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,500,000	1,533,245

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	$3,600,000	$3,612,427
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	2,200,000	2,244,971
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	1,509,695	1,513,033

Total Asset Backed Securities (Cost $113,759,507)		114,346,610

	Principal Amount	Value
Collateralized Mortgage Obligations – 10.4%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	772,541	783,313
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	3,094,368	3,189,931
2003-S14 3A1 5.50% due 1/25/2034	1,346,997	1,359,813
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	1,696,932	1,705,162
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	432,181	430,295
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	5,978,310	6,164,642
2003-11 A31 5.50% due 5/25/2033	4,963,747	5,164,029
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	1,672,331	1,720,067
2003-8 2A1 5.00% due 4/25/2018	1,567,905	1,591,399
2004-5 5A1 5.00% due 8/25/2019	2,907,031	2,941,689
2003-27 5A2 5.25% due 1/25/2018	2,228,515	2,258,054
2003-27 5A1 5.25% due 11/25/2033	234,766	235,339
2003-11 1A31 5.50% due 6/25/2033	1,928,370	1,971,014

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 1534 Z 5.00% due 6/15/2023	$108,846	$108,805
20 H 5.50% due 10/25/2023	53,034	56,258
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	1,645,688	1,664,943
FNMA 2003-63 GU 4.00% due 7/25/2033	4,785	4,922
2005-39 CL 5.00% due 12/25/2021	16,026	16,071
2006-45 AC 5.50% due 6/25/2036	43,701	42,821
2002-52 PB 6.00% due 2/25/2032	102,915	105,251
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	71,905	71,742
2004-J6 2A1 5.25% due 2/25/2035	323,420	323,917
GNMA 2002-93 NV 4.75% due 2/20/2032	900	900
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.479% due 2/25/2035(2)	1,901,321	1,901,804
2004-S2 1A3 4.75% due 11/25/2019	1,730,671	1,767,996
2004-S1 1A7 5.00% due 9/25/2034	2,581,431	2,666,724
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	2,833,716	2,879,277
2003-5 2A1 5.00% due 6/25/2018	902,282	941,181
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	2,071,989	2,107,353
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	1,962,033	2,015,787
2004-2 A3 5.25% due 11/25/2019	1,017,091	1,053,854
2003-3 A9 5.50% due 1/25/2034	2,503,552	2,552,862

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$48,177	$49,403
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	2,356,245	2,298,378
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	3,113,962	3,159,083
2005-S1 2A1 4.75% due 2/25/2020	2,205,424	2,262,638
2003-S20 1A4 5.50% due 12/25/2033	515,652	516,289
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	3,843,654	3,875,149
2005-1 4A1 5.00% due 2/25/2020	2,506,065	2,554,141
2003-30 3A1 5.00% due 10/25/2033	1,140,424	1,139,916
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.419% due 10/25/2033(2)	1,387,456	1,404,510
2003-8 A1 4.50% due 8/25/2018	1,086,584	1,118,430
2003-J 1A9 4.579% due 10/25/2033(2)	6,503,636	6,602,504
2003-N 2A1 4.737% due 12/25/2033(2)	4,570,218	4,625,705
2003-15 1A1 4.75% due 12/25/2018	546,237	563,890
2005-1 1A1 4.75% due 1/25/2020	1,529,768	1,580,801
2003-6 1A1 5.00% due 6/25/2018	1,275,500	1,321,061
2004-2 A1 5.00% due 1/25/2019	1,821,298	1,881,148
2006-7 1A1 5.25% due 6/25/2021	941,028	953,957
Total Collateralized Mortgage Obligations (Cost $85,834,484)		85,704,218

	Principal Amount	Value
Senior Secured Loans – 2.0%
Energy – 0.3%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	2,475,000	2,571,525

		2,571,525

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	$800,000	$783,200

		783,200
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(2)	3,000,000	3,009,390
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	740,633	740,981

		3,750,371
Real Estate Investment Trusts – 0.9%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	4,309,256	4,239,920
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	3,000,000	2,982,510

		7,222,430
Retailers – 0.3%
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(2)	2,700,000	2,582,253

		2,582,253
Total Senior Secured Loans (Cost $16,938,309)		16,909,779

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	2,052,000	2,208,346
Asset Securitization Corp. 1996-D3 A4 8.109% due 10/13/2026(2)	2,000,000	2,022,930
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	4,250,000	4,506,167
2005-6 A4
5.367% due 9/10/2047(2)	4,900,000	5,346,297
2006-2 A4
5.924% due 5/10/2045(2)	5,500,000	6,086,727
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	810,000	858,748

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2003-T10 A2
4.74% due 3/13/2040	$2,014,000	$2,103,881
2003-PWR2 A4
5.186% due 5/11/2039(2)	3,695,000	3,926,204
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	1,185,506	1,243,791
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	3,500,000	3,798,793
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	9,841	9,843
1999-C1 B
7.23% due 1/17/2032(2)	3,000,000	3,277,336
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	441,091	446,113
2005-LP5 A4
4.982% due 5/10/2043(2)	3,100,000	3,340,391
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	3,650,000	3,706,163
4.523% due 1/15/2015(1)	1,950,000	2,038,074
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	2,072,100
2002-CP5 A1
4.106% due 12/15/2035	430,555	433,554
2004-C5 A2
4.183% due 11/15/2037	73,104	73,064
2004-C2 A2
5.416% due 5/15/2036(2)	6,758,000	7,321,290
1997-C2 F
7.46% due 1/17/2035(2)	2,425,000	2,651,646
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,250,985
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	355,000	372,622
2004-C1 B
4.692% due 11/10/2038(2)	2,315,000	2,416,725
2005-C1 AJ
4.826% due 6/10/2048(2)	3,000,000	2,971,326
2003-C2 A4
5.145% due 7/10/2037	5,300,000	5,609,410

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.654% due 5/10/2040(2)	$2,690,000	$2,890,824
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	4,000,000	4,046,672
2004-GG1 A7 5.317% due 6/10/2036(2)	5,715,000	6,140,388
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	43,262	43,242
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2003-CB6 A2 5.255% due 7/12/2037(2)	3,450,000	3,657,986
2005-LDP5 A4 5.371% due 12/15/2044(2)	6,850,000	7,475,207
2005-LDP5 AM 5.413% due 12/15/2044(2)	4,360,000	4,622,679
2001-C1 A3 5.857% due 10/12/2035	1,133,207	1,135,001
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,573,987
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	5,775,000	6,118,356
2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,566,517
2003-C8 A4 5.124% due 11/15/2032(2)	3,515,000	3,750,863
Merrill Lynch Mortgage Investors Trust 1998-C3 D 7.045% due 12/15/2030(2)	4,500,000	4,886,522
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035(2)	5,135,000	5,473,451
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	375,776	380,699
2004-HQ3 A4 4.80% due 1/13/2041	1,810,000	1,901,762
2003-T11 A3 4.85% due 6/13/2041	521,535	525,676
2005-HQ5 A4 5.168% due 1/14/2042	3,500,000	3,770,668

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-HQ7 AAB 5.351% due 11/14/2042(2)	$1,156,127	$1,196,857
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	1,388,000	1,434,131
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	3,317,000	3,466,534
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	997,811	1,011,107
2002-KEY2 A3
4.865% due 3/18/2036	1,725,000	1,770,892
1999-C1 G
7.286% due 5/18/2032(1)(2)	1,258,000	1,341,749
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,235,472
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	4,256,915	4,282,730
2004-C10 A4
4.748% due 2/15/2041	1,749,290	1,847,724
2003-C8 B
5.03% due 11/15/2035(2)	1,727,000	1,822,241
2004-C11 A5
5.215% due 1/15/2041(2)	3,810,000	4,093,786
2005-C21 A4
5.38% due 10/15/2044(2)	7,400,000	8,069,053
2006-C23 AM
5.466% due 1/15/2045(2)	4,300,000	4,420,521
Total Commercial Mortgage-Backed Securities (Cost $172,097,991)		173,045,823

	Principal Amount	Value
Corporate Bonds – 35.6%
Aerospace/Defense – 0.4%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	3,000,000	3,082,500

		3,082,500
Automotive – 1.1%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	3,000,000	3,061,920
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	3,000,000	3,139,212

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Automotive (continued)
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	$3,000,000	$3,055,488

		9,256,620
Banking – 6.8%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,512,586
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	2,000,000	2,034,788
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	3,000,000	3,046,047
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	1,500,000	1,527,594
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	3,000,000	3,030,120
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	2,750,000	2,778,726
5.50% due 4/11/2013	2,500,000	2,654,190
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,283,147
5.00% due 5/15/2013	1,150,000	1,227,526
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,521,717
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	2,500,000	2,456,250
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	3,400,000	3,384,248
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	2,000,000	2,105,422
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	1,250,000	1,264,903
6.60% due 4/1/2012	1,250,000	1,305,525
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	3,000,000	3,163,350

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	$750,000	$767,168
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	2,017,186
Royal Bank of Scotland PLC 3.25% due 1/11/2014	3,000,000	3,041,295
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	2,750,000	2,830,311
U.S. Bancorp Sr. Nt. 2.875% due 11/20/2014	3,500,000	3,665,214
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	2,500,000	2,543,027
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	2,500,000	2,513,660
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,531,250

		56,205,250
Building Materials – 0.7%
CRH America, Inc. 5.625% due 9/30/2011	1,054,000	1,065,564
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	2,750,000	2,753,715
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,850,000	1,913,577

		5,732,856
Chemicals – 0.8%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	3,500,000	3,588,284
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	3,000,000	3,133,365

		6,721,649
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,165,000

		2,165,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Consumer Products – 0.6%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	$3,000,000	$3,211,137
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	1,525,000	1,611,283

		4,822,420
Diversified Manufacturing – 0.2%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,798,954

		1,798,954
Electric – 2.2%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,436,769
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	2,000,000	2,012,500
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	1,500,000	1,501,962
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	2,500,000	2,546,772
FPL Group Capital, Inc. 5.625% due 9/1/2011	1,400,000	1,410,556
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	818,235
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,279,987
Mirant Mid Atlantic Pass-Through Trust Ser. A 8.625% due 6/30/2012	1,159,104	1,179,389
National Rural Utilities Cooperative Finance Corp. 2.625% due 9/16/2012	1,050,000	1,074,058
New York State Electric & Gas Corp. Sr. Nt. 5.50% due 11/15/2012	1,732,000	1,814,105
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	782,202

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric (continued)
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	$2,000,000	$2,160,000

		18,016,535
Energy - Integrated – 0.4%
BP Capital Markets PLC 3.125% due 3/10/2012	3,000,000	3,052,029

		3,052,029
Food And Beverage – 2.3%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	2,500,000	2,561,873
3.00% due 10/15/2012	1,000,000	1,026,783
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	1,998,104
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	1,500,000	1,508,673
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,768,906
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	3,500,000	3,600,786
SABMiller PLC 6.20% due 7/1/2011	1,795,000	1,795,000
Wm. Wrigley Jr. Co. Sec. Nt. 2.45% due 6/28/2012(1)	2,000,000	2,003,988
Sr. Sec. Nt. 3.05% due 6/28/2013(1)	2,000,000	2,044,404

		19,308,517
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	1,854,000	1,861,490

		1,861,490
Government Related – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	1,250,000	1,300,000

		1,300,000
Health Insurance – 0.4%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	3,000,000	3,180,831

		3,180,831

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare – 0.8%
AmerisourceBergen Corp. 5.625% due 9/15/2012	$1,750,000	$1,840,225
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	1,085,000	1,118,331
Express Scripts, Inc. 5.25% due 6/15/2012	1,200,000	1,248,451
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	2,640,000	2,717,735

		6,924,742
Home Construction – 0.2%
KB HOME 6.375% due 8/15/2011	1,395,000	1,398,488

		1,398,488
Independent Energy – 0.8%
Chesapeake Energy Corp. 7.625% due 7/15/2013	2,750,000	2,997,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	3,500,000	3,749,410

		6,746,910
Insurance - Life – 2.4%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	3,000,000	3,057,270
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	3,000,000	3,205,404
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	2,500,000	2,583,880
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	2,895,000	3,033,641
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.875% due 9/17/2012(1)	2,000,000	2,043,912
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,224,749
Prudential Financial, Inc. Sr. Nt. Ser. D 5.10% due 12/14/2011	2,000,000	2,035,972
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	3,000,000	3,036,339

		20,221,167

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance P&C – 1.3%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	$2,525,000	$2,729,800
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,836,945
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,894,231
XL Capital Finance Europe PLC 6.50% due 1/15/2012	3,000,000	3,085,980

		10,546,956
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	2,000,000	2,135,000

		2,135,000
Media Cable – 0.7%
Cox Communications, Inc. 4.625% due 6/1/2013	2,200,000	2,336,044
Time Warner Cable, Inc. 5.40% due 7/2/2012	3,000,000	3,136,125

		5,472,169
Media Noncable – 0.7%
NBC Universal, Inc. Sr. Nt. 2.10% due 4/1/2014(1)	4,000,000	4,053,060
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,535,625

		5,588,685
Metals And Mining – 2.5%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	2,500,000	2,562,510
Anglo American Capital PLC 2.15% due 9/27/2013(1)	1,700,000	1,722,392
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	3,000,000	3,194,151
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	3,500,000	3,570,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	$3,100,000	$3,386,750
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	1,000,000	1,047,059
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,057,250
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	2,000,000	2,085,000
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	1,500,000	1,526,072

		21,151,184
Non Captive Consumer – 0.6%
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	2,500,000	2,600,000
5.40% due 10/25/2011	2,250,000	2,272,435

		4,872,435
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	3,000,000	3,000,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(1)	1,500,000	1,492,500
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,248,704
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	3,500,000	3,588,865

		9,330,069
Oil Field Services – 0.7%
Transocean Ltd. 5.25% due 3/15/2013	2,000,000	2,130,348
Weatherford International Ltd. 5.15% due 3/15/2013	3,500,000	3,698,034

		5,828,382
Packaging – 0.5%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	790,000	812,325

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Packaging (continued)
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	$3,044,000	$3,131,515

		3,943,840
Paper – 0.1%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,200,000	1,210,500

		1,210,500
Pharmaceuticals – 0.1%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	664,210

		664,210
Pipelines – 1.7%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	2,750,000	2,881,282
Enterprise Products Operating LLC 4.60% due 8/1/2012	1,500,000	1,557,864
Kinder Morgan Energy Partners LP Sr. Nt. 7.125% due 3/15/2012	550,000	574,124
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	2,750,000	2,887,500
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	2,500,000	2,628,983
Plains All American Pipeline LP 4.25% due 9/1/2012	3,000,000	3,101,829

		13,631,582
REITs – 1.0%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	2,000,000	2,110,120
CommonWealth REIT Sr. Nt. 6.95% due 4/1/2012	2,550,000	2,633,599
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	1,000,000	1,051,148
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	2,000,000	2,154,260

		7,949,127

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Retailers – 0.9%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	$3,500,000	$3,824,576
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	3,300,000	3,383,612

		7,208,188
Technology – 1.7%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	1,300,000	1,323,637
4.45% due 9/14/2012	1,500,000	1,553,661
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013(1)	1,200,000	1,202,796
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	500,000	512,040
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,665,458
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,076,964
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	2,250,000	2,345,429
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	2,600,000	2,714,111

		14,394,096
Transportation Services – 0.1%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	1,000,000	1,009,972

		1,009,972
Wireless – 0.1%
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	930,000	954,405

		954,405
Wirelines – 0.8%
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	3,149,319
Telefonica Emisiones SAU 2.582% due 4/26/2013	3,550,000	3,586,721

		6,736,040
Total Corporate Bonds (Cost $290,879,483)		294,422,798

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June 30, 2011 (unaudited)	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 6.228% due 8/1/2046(2)	$75,049	$77,483

Total Hybrid ARMS (Cost $75,726)		77,483

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	92,600	106,504

Total Mortgage-Backed Securities (Cost $96,212)		106,504

	Principal Amount	Value
U.S. Government Securities – 13.2%
U.S. Treasury Notes 0.375% due 6/30/2013	15,000,000	14,971,950
0.75% due 3/31/2013 - 6/15/2014	59,200,000	59,179,841
1.00% due 5/15/2014	34,340,000	34,568,018
1.25% due 3/15/2014	515,000	522,483
Total U.S. Government Securities (Cost $109,230,674)		109,242,292

	Principal Amount	Value
Repurchase Agreements – 6.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $53,600,015, due 7/1/2011(5)	53,600,000	53,600,000
Total Repurchase Agreements (Cost $53,600,000)		53,600,000
Total Investments - 102.4% (Cost $842,512,386)		847,455,507
Other Liabilities, Net - (2.4)%		(19,810,064)
Total Net Assets - 100.0%		$827,645,443

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $98,852,703, representing 11.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	0.25%	6/29/2012	$54,675,000

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$114,346,610	$—	$114,346,610

Collateralized Mortgage Obligations	—	85,704,218	—	85,704,218

Senior Secured Loans	—	16,909,779	—	16,909,779

Commercial Mortgage-Backed Securities	—	173,045,823	—	173,045,823

Corporate Bonds	—	294,422,798	—	294,422,798

Hybrid ARMS	—	77,483	—	77,483

Mortgage-Backed Securities	—	106,504	—	106,504

U.S. Government Securities	—	109,242,292	—	109,242,292

Repurchase Agreements	—	53,600,000	—	53,600,000

Total	$—	$847,455,507	$—	$847,455,507

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Corporate Bonds – 89.0%
Aerospace/Defense – 0.7%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$450,000	$477,562
Triumph Group, Inc. 8.625% due 7/15/2018	330,000	361,763

		839,325
Airlines – 0.9%
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(1)	1,100,000	1,078,000

		1,078,000
Automotive – 4.4%
American Axle & Manufacturing, Inc. 7.875% due 3/1/2017	900,000	900,000
Commercial Vehicle Group, Inc. Sr. Sec. Nt. 7.875% due 4/15/2019(1)	520,000	520,000
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	280,000	302,445
8.00% due 12/15/2016	700,000	787,140
8.125% due 1/15/2020	560,000	648,711
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)	830,000	832,075
Pittsburgh Glass Works LLC Sr.Sec.Nt. 8.50% due 4/15/2016(1)	300,000	308,250
UCI International, Inc. 8.625% due 2/15/2019	680,000	700,400
Visteon Corp. Sr. Nt. 6.75% due 4/15/2019(1)	570,000	550,050

		5,549,071
Banking – 0.7%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	600,000	578,609
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 8/29/2049(2)(3)	300,000	270,000

		848,609

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Brokerage – 2.0%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	$700,000	$686,000
7.875% due 12/1/2015	920,000	924,600
12.50% due 11/30/2017(4)	784,000	917,280

		2,527,880
Building Materials – 1.2%
AS Americas Sr. Sec. Nt. 10.75% due 1/15/2016(1)	600,000	576,750
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(1)	900,000	913,500

		1,490,250
Construction Machinery – 0.5%
RSC Equipment Rental, Inc. 8.25% due 2/1/2021	700,000	696,500

		696,500
Consumer Cyclical Services – 1.2%
The Geo Group, Inc. 6.625% due 2/15/2021(1)	300,000	297,750
Travelport LLC 4.879% due 9/1/2014(3)	910,000	775,775
West Corp. 7.875% due 1/15/2019(1)	480,000	465,600

		1,539,125
Consumer Products – 1.3%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	700,000	693,000
NBTY, Inc. 9.00% due 10/1/2018(1)	900,000	949,500

		1,642,500
Electric – 5.6%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	300,000	306,000
7.875% due 7/31/2020(1)	600,000	627,000
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	750,000	799,845
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	450,000	452,250

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric (continued)
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	$750,000	$768,750
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	46,147	46,955
Ser. B 9.125% due 6/30/2017	429,276	461,472
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	760,000	836,000
NRG Energy, Inc. 8.25% due 9/1/2020	220,000	224,400
8.50% due 6/15/2019	900,000	931,500
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(1)	700,000	687,750
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)(5)	530,000	537,950
8.00% due 6/1/2020	360,000	383,400

		7,063,272
Entertainment – 0.4%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	450,000	482,625

		482,625
Food And Beverage – 3.2%
Aramark Corp. 3.773% due 2/1/2015(3)	135,000	131,287
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	1,170,000	1,190,475
Darling International, Inc. 8.50% due 12/15/2018(1)	600,000	648,000
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	1,250,000	1,337,500
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	760,000	777,100

		4,084,362

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Gaming – 1.8%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	$600,000	$484,500
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	471,375
Scientific Games International, Inc. 9.25% due 6/15/2019	620,000	668,825
Wynn Las Vegas LLC 7.75% due 8/15/2020	550,000	597,438

		2,222,138
Healthcare – 7.8%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016	1,200,000	1,158,000
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	920,000	957,950
CHS/Community Health Systems, Inc. 8.875% due 7/15/2015	350,000	360,500
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	900,000	931,500
DaVita, Inc. 6.625% due 11/1/2020	600,000	610,500
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(1)	260,000	269,750
HCA, Inc. Sr. Nt. 6.375% due 1/15/2015	450,000	459,000
Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	271,250
8.50% due 4/15/2019	340,000	375,700
9.875% due 2/15/2017	182,000	202,475
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	536,625
Kindred Healthcare, Inc. 8.25% due 6/1/2019(1)	750,000	746,250
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(1)	750,000	739,687
Teleflex, Inc. 6.875% due 6/1/2019	330,000	334,125
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(4)	500,000	515,000

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RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	$900,000	$929,250
WP Rocket Merger Sub, Inc. Sr. Nt. 10.125% due 7/15/2019(1)	450,000	454,500

		9,852,062
Home Construction – 0.9%
Beazer Homes USA, Inc. Sr. Nt. 9.125% due 5/15/2019(1)	375,000	322,500
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	828,750

		1,151,250
Independent Energy – 7.5%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(1)	870,000	870,000
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018	600,000	618,000
Chesapeake Energy Corp. 6.625% due 8/15/2020	162,000	170,505
9.50% due 2/15/2015	500,000	580,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)	630,000	617,400
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	350,000	362,250
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	830,000	788,500
Continental Resources, Inc. 8.25% due 10/1/2019	270,000	294,975
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)	410,000	408,975
Energy XXI Gulf Coast, Inc. Sr. Nt. 7.75% due 6/15/2019(1)	300,000	298,500
9.25% due 12/15/2017(1)	310,000	330,150
EV Energy Partners L.P. 8.00% due 4/15/2019(1)	280,000	281,050
Harvest Operations Corp. 6.875% due 10/1/2017(1)	300,000	309,750
Linn Energy LLC 6.50% due 5/15/2019(1)	330,000	326,700
7.75% due 2/1/2021(1)	520,000	540,800

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy (continued)
OGX Petroleo e Gas Participacoes S.A. 8.50% due 6/1/2018(1)	$410,000	$421,685
Plains Exploration & Production Co. 6.625% due 5/1/2021	690,000	690,000
Rosetta Resources, Inc. 9.50% due 4/15/2018	280,000	310,100
SandRidge Energy, Inc. 7.50% due 3/15/2021(1)	650,000	658,125
Venoco, Inc. 11.50% due 10/1/2017	560,000	607,600

		9,485,065
Insurance - Life – 2.3%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	700,000	742,000
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	620,000	616,456
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(2)(3)	1,000,000	920,000
Symetra Financial Corp. 8.30% due 10/15/2037(1)(3)	560,000	572,600

		2,851,056
Media Cable – 1.8%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	520,000	543,400
CCO Holdings LLC 6.50% due 4/30/2021	650,000	641,063
7.875% due 4/30/2018	200,000	210,750
DISH DBS Corp. 7.875% due 9/1/2019	820,000	884,575

		2,279,788
Media Noncable – 6.4%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,120,000	1,141,000
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	560,000	569,800
Sr. Nt. 7.625% due 6/15/2021(1)	520,000	530,400
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	600,000	621,000

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June 30, 2011 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Gannett Co., Inc. 7.125% due 9/1/2018(1)	$300,000	$301,125
9.375% due 11/15/2017	140,000	154,000
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	159,000
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019(1)	300,000	297,750
7.50% due 4/1/2021(1)	690,000	685,687
11.25% due 6/15/2016	590,000	625,400
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	700,000	752,500
Lamar Media Corp. 6.625% due 8/15/2015	140,000	141,575
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	300,000	310,125
Sinclair Television Group, Inc. 8.375% due 10/15/2018	500,000	525,000
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	480,000	492,000
Valassis Communications, Inc. 6.625% due 2/1/2021	710,000	702,900

		8,009,262
Metals And Mining – 1.9%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(1)	870,000	873,263
Arch Coal, Inc. 7.00% due 6/15/2019(1)	500,000	498,750
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	330,000	340,725
Thompson Creek Metals Co., Inc. 7.375% due 6/1/2018(1)	700,000	686,000

		2,398,738
Natural Gas - Distributors – 0.8%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(1)	410,000	387,450
Inergy L.P. 7.00% due 10/1/2018	600,000	606,000

		993,450

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Non Captive Consumer – 0.5%
Springleaf Finance Corp. Sr. Nt. Ser. I 5.40% due 12/1/2015	$350,000	$320,250
Sr. Nt. Ser. J 6.90% due 12/15/2017	300,000	275,250

		595,500
Non Captive Diversified – 2.4%
Ally Financial, Inc. 8.00% due 3/15/2020 - 11/1/2031	1,010,000	1,083,125
CIT Group, Inc. Sec. Nt. 6.625% due 4/1/2018(1)	300,000	312,750
7.00% due 5/1/2017	900,000	897,750
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	270,937
8.75% due 3/15/2017	480,000	525,000

		3,089,562
Oil Field Services – 1.9%
Basic Energy Services, Inc. 7.75% due 2/15/2019(1)	660,000	663,300
Complete Production Services, Inc. 8.00% due 12/15/2016	370,000	386,650
Oil States International, Inc. 6.50% due 6/1/2019(1)	430,000	432,150
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	890,000	965,650

		2,447,750
Packaging – 2.6%
Berry Plastics Corp. Sec. Nt. 9.75% due 1/15/2021	1,010,000	977,175
Packaging Dynamics Corp. Sr. Sec. Nt. 8.75% due 2/1/2016(1)	500,000	507,500
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	600,000	595,500
8.75% due 5/15/2018(1)	560,000	550,200
9.00% due 4/15/2019(1)	600,000	592,500

		3,222,875

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Paper – 1.4%
Cascades, Inc. 7.75% due 12/15/2017	$300,000	$312,750
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	870,000	874,350
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021(1)	600,000	540,000

		1,727,100
Pharmaceuticals – 0.8%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019(1)	530,000	543,250
Giant Funding Corp. Sr. Nt. 8.25% due 2/1/2018(1)	500,000	521,250

		1,064,500
Pipelines – 3.3%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	760,000	803,700
Copano Energy LLC 7.125% due 4/1/2021	600,000	592,500
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	600,000	595,500
Martin Midstream Partners L.P. 8.875% due 4/1/2018	450,000	472,500
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	588,000
Regency Energy Partners L.P. 6.50% due 7/15/2021	650,000	658,125
Targa Resources Partners L.P. 6.875% due 2/1/2021(1)	500,000	495,000

		4,205,325
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	420,000	460,950

		460,950
Refining – 2.1%
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	320,000	334,400
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	870,000	896,100

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Refining (continued)
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	$945,000	$1,096,200
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	300,000	330,750

		2,657,450
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	1,280,000	1,280,000

		1,280,000
Restaurants – 0.2%
Dunkin Finance Corp. Sr. Nt. 9.625% due 12/1/2018(1)	300,000	302,622

		302,622
Retailers – 2.4%
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019(1)	1,100,000	1,089,000
Susser Holdings LLC 8.50% due 5/15/2016	550,000	578,875
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	525,000	551,250
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(1)(4)	790,000	791,975

		3,011,100
Supermarkets – 1.4%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	960,000	972,000
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	710,000	753,488

		1,725,488
Technology – 6.2%
Amkor Technology, Inc. Sr. Nt. 6.625% due 6/1/2021(1)	350,000	336,875
7.375% due 5/1/2018	460,000	467,475
CDW Escrow Corp. Sr. Nt. 8.50% due 4/1/2019(1)	700,000	686,000

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
CDW LLC 11.50% due 10/12/2015(4)	$29,072	$30,671
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	579,025
First Data Corp. Sr. Sec. Nt. 8.75% due 1/15/2022(1)(4)	1,013,000	990,207
Freescale Semiconductor, Inc. 8.05% due 2/1/2020(1)	580,000	582,900
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	530,000	536,625
iGATE Corp. 9.00% due 5/1/2016(1)	650,000	656,500
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	660,000	623,700
Sensata Technologies B.V. 6.50% due 5/15/2019(1)	300,000	299,250
Sitel LLC Sr. Nt. 11.50% due 4/1/2018	450,000	411,750
Softbrands, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	1,000,000	921,430
TransUnion LLC 11.375% due 6/15/2018	600,000	678,000

		7,800,408
Transportation Services – 3.0%
Avis Budget Car Rental LLC 7.75% due 5/15/2016	300,000	305,250
8.25% due 1/15/2019	600,000	607,500
9.625% due 3/15/2018	450,000	480,375
CMA CGM S.A. Sr. Nt. 8.50% due 4/15/2017(1)	680,000	571,200
Hertz Corp. 7.50% due 10/15/2018(1)	700,000	721,000
Navios Maritime Acquisition Corp. Sr. Sec. Nt. 8.625% due 11/1/2017	600,000	591,000
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	360,000	370,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Transportation Services (continued)
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	$100,000	$103,250

		3,750,375
Wireless – 5.1%
Cricket Communications, Inc. 7.75% due 10/15/2020	280,000	274,400
Sr. Nt. 7.75% due 10/15/2020(1)	320,000	312,800
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	900,000	933,750
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	1,000,000	1,058,750
NII Capital Corp. 8.875% due 12/15/2019	910,000	1,004,412
10.00% due 8/15/2016	410,000	475,600
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	265,938
Sprint Capital Corp. 6.90% due 5/1/2019	885,000	911,550
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	630,000	639,450
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	500,000	520,000

		6,396,650
Wirelines – 1.0%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	586,575
8.25% due 4/15/2017	280,000	304,500
Windstream Corp. 7.875% due 11/1/2017	330,000	350,213

		1,241,288
Total Corporate Bonds (Cost $110,020,371)		112,063,271

	Principal Amount	Value
Senior Secured Loans – 5.1%
Automotive – 0.8%
Chrysler Group LLC Term Loan 6.00% due 5/24/2017(3)	1,000,000	976,560

		976,560

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 0.6%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.690-4.768% due 10/10/2017(3)	$951,554	$743,535

		743,535
Gaming – 0.9%
Harrah’s Prop Co. Sr. Nt. 3.19% due 2/13/2013(3)	1,400,000	1,176,756

		1,176,756
Media Noncable – 1.3%
Clear Channel Communication, Inc. Term Loan B 3.836% due 1/28/2016(3)	1,964,025	1,663,038

		1,663,038
Oil Field Services – 0.7%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(3)	880,147	878,387

		878,387
Paper – 0.8%
Exopack, LLC Term Loan 6.50% due 5/26/2017(3)	1,000,000	996,630

		996,630
Total Senior Secured Loans (Cost $6,609,171)		6,434,906

	Shares	Value
Common Stocks – 0.6%
Non Captive Diversified – 0.6%
Citigroup, Inc.	16,661	693,764

		693,764
Total Common Stocks (Cost $501,597)		693,764

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,226,001, due 7/1/2011(6)	$3,226,000	$3,226,000
Total Repurchase Agreements (Cost $3,226,000)		3,226,000
Total Investments - 97.3% (Cost $120,357,139)		122,417,941
Other Assets, Net - 2.7%		3,461,433
Total Net Assets - 100.0%		$125,879,374

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $53,824,407, representing 42.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Maturity is perpetual. Maturity date presented represents the next call date.
(3)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Non-income producing security.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$3,294,980

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$112,063,271	$—	$112,063,271

Senior Secured Loans	—	6,434,906	—	6,434,906

Common Stocks	693,764	—	—	693,764

Repurchase Agreements	—	3,226,000	—	3,226,000

Total	$693,764	$121,724,177	$—	$122,417,941

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 93.6%
Alabama – 0.1%
Alabama 21st Century Auth. Tobacco Settlement Rev. 5.75% due 12/1/2019	$160,000	$162,477

		162,477
Arizona – 2.1%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,038,790
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,598,205
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,692,840
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	592,888
Phoenix , AZ G.O. Ser. B 5.375% due 7/1/2012(1)	420,000	441,231
5.375% due 7/1/2020	580,000	599,598

		5,963,552
California – 7.7%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,623,900
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser.B 5.25% due 12/1/2037	1,500,000	1,390,620
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,660,305
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,060,820
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,357,162
Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,875,000	1,981,688
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,640,730
California St. Var. Purp. G.O. 6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,367,800
6.50% due 4/1/2033	2,000,000	2,218,740
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	1,115,000	1,108,120

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A, AMBAC insured 5.00% due 6/1/2021	$1,500,000	$1,500,030
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,099,260

		22,009,175
Colorado – 2.2%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(2)	1,825,000	1,805,089
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A, FHA Insured 5.50% due 11/1/2029	1,270,000	1,306,652
North Metro Fire Rescue Dist. CO G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	1,055,580
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	2,035,666

		6,202,987
Connecticut – 2.4%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,637,880
Connecticut St. G.O. Ser. C 5.75% due 11/1/2019	1,500,000	1,828,665
Connecticut St. Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,701,015
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,605,090

		6,772,650
Delaware – 0.5%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2018(1)	1,195,000	1,432,339
5.00% due 12/1/2028	55,000	58,965

		1,491,304

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
District Of Columbia – 0.7%
Metropolitan Washington DC Arpt. Auth. Sys. Ser. A 5.00% due 10/1/2026	$2,000,000	$2,126,040

		2,126,040
Florida – 4.5%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,623,360
Florida St. Brd. of Ed. Ser. A 5.00% due 1/1/2022	2,000,000	2,248,280
Dept. Trans. - Right of Way 5.375% due 7/1/2027	1,500,000	1,633,185
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,626,450
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C 5.00% due 7/1/2026	2,480,000	2,606,356
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,599,990
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	1,500,000	1,498,935

		12,836,556
Georgia – 3.4%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,256,140
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	2,090,651
5.00% due 2/1/2032 - 2/1/2036	2,740,000	2,825,102
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,565,340

		9,737,233
Illinois – 2.5%
Illinois St. G.O. 5.00% due 1/1/2019	3,350,000	3,580,514
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,031,460
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,531,935

		7,143,909

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Indiana – 0.7%
Indiana Fin. Auth. Hlth. Sys. Rev. Sisters of St. Francis Hlth. 5.00% due 11/1/2025	$2,000,000	$2,074,260

		2,074,260
Iowa – 0.8%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	1,882,125
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	500,000	534,620

		2,416,745
Kansas – 1.6%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,699,005
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,379,729
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,579,935

		4,658,669
Louisiana – 1.8%
De Soto Parish LA Environmental Impt. Rev. Ref-AMT-Intl. Paper Co. Proj. Ser. A 5.00% due 11/1/2018	1,925,000	1,924,865
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,644,347
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,655,070

		5,224,282
Maine – 0.6%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,640,070

		1,640,070
Maryland – 1.8%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,638,870
Baltimore Cnty. MD Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,695,780

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Maryland (continued)
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	$1,500,000	$1,799,265

		5,133,915
Massachusetts – 5.4%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,574,115
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,570,695
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,065,600
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,551,825
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,628,190
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,547,700
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,686,135
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,656,945
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,121,140

		15,402,345
Michigan – 1.5%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,256,180
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,930,911

		4,187,091
Minnesota – 2.5%
Minnesota St. G.O. 5.00% due 8/1/2022	1,500,000	1,671,465
Minnesota St. Var. Purp. Ser. D G.O. 5.00% due 8/1/2022 - 8/1/2024	3,500,000	4,007,550
Rochester, MN Waste Wtr. Ser. A G.O. 5.00% due 2/1/2026	1,500,000	1,578,450

		7,257,465

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Mississippi – 0.6%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	$1,500,000	$1,599,435

		1,599,435
Missouri – 2.4%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,625,280
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,734,465
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lein) 5.00% due 5/1/2025	1,500,000	1,614,780
(2nd Lein) 5.25% due 5/1/2018	1,500,000	1,770,120

		6,744,645
Montana – 0.7%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	2,003,140

		2,003,140
New Jersey – 5.1%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,109,060
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,586,955
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,564,095
New Jersey Garden St. Preservation Tr. Ser. A , FSA insured 5.50% due 11/1/2015	1,500,000	1,747,950
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,576,695
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	2,000,000	2,099,740
Transn. Sys. Ser. C, FSA Insured 5.50% due 12/15/2016	1,500,000	1,710,390

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	$2,000,000	$2,227,400

		14,622,285
New York – 4.2%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Ser. B 5.00% due 11/15/2034	1,500,000	1,524,495
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,624,365
New York NY G.O. Ser. H-1 5.25% due 3/1/2021	1,500,000	1,706,100
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,222,300
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,598,865
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,614,630
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,603,650

		11,894,405
North Carolina – 3.2%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,847,177
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,686,688
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,610,205
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,778,130
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,369,380

		9,291,580
Ohio – 2.8%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,042,520
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,579,605

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Ohio (continued)
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	$1,000,000	$1,056,590
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,650,450
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,558,680

		7,887,845
Oklahoma – 0.6%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,776,771

		1,776,771
Oregon – 2.4%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,697,325
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,615,405
Oregon St. Dept. Trans. Hwy. User Tax Rev. Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,561,185
Oregon St. Facs. Auth. Rev. Ref-Legacy Health Sys. Ser. A 5.00% due 3/15/2030	1,000,000	993,920
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,111,570

		6,979,405
Pennsylvania – 1.1%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	983,540
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,106,650
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,077,690

		3,167,880

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Puerto Rico – 10.4%
Puerto Rico Comwlth. G.O. Pub. Impt. 5.25% due 7/1/2018	$2,000,000	$2,116,060
Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	527,340
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,613,037
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC insured 5.00% due 7/1/2024	1,500,000	1,497,150
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	2,012,180
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,507,695
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA insured 5.00% due 7/1/2022	1,500,000	1,563,735
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.375% due 7/1/2024	2,000,000	2,043,760
5.50% due 7/1/2021	1,500,000	1,592,745
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	2,000,000	2,035,060
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,021,400
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	500,000	528,275
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,570,989
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,290,767
7.00% due 7/1/2021	1,500,000	1,626,345
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A 5.00% due 8/1/2024	2,000,000	2,049,280
5.25% due 8/1/2027	1,500,000	1,544,670
6.125% due 8/1/2029	1,500,000	1,544,160

		29,684,648
Rhode Island – 0.8%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	1,205,000	1,220,111
6.125% due 6/1/2032	1,015,000	1,016,025

		2,236,136

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
South Carolina – 1.1%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A 5.50% due 1/1/2015	$1,500,000	$1,720,680
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,563,075

		3,283,755
Tennessee – 2.6%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,440,030
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,309,188
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,633,395
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,562,669
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,594,245

		7,539,527
Texas – 7.9%
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,141,840
Fort Bend Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 2/15/2029	1,500,000	1,610,460
Harris Cnty. Tex. Flood Ctl. Dist. Ref-Contract Tax Ser. A 5.00% due 10/1/2034	2,000,000	2,085,500
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,678,695
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,580,895
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,590,570
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	4,697,235
North Tex. Twy. Auth. Rev. Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,585,965
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,589,775

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Texas (continued)
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	2,130,000	2,264,147
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,615,800

		22,440,882
Virginia – 1.7%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	528,570
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,500,000	1,663,335
Virginia St. Pub. Sch. Auth. Ser. B 5.00% due 8/1/2028	1,500,000	1,608,720
5.25% due 8/1/2033	1,000,000	1,062,990

		4,863,615
Washington – 2.5%
Clark Cnty. WA Pub. Utility Dist. No. 001, Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,082,760
Energy Northwest WA Elec. Rev. Ref-Columbia Generating Ser. A 5.00% due 7/1/2023	1,500,000	1,693,635
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	1,963,794
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,425,000	1,446,204

		7,186,393
Wisconsin – 0.7%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,030,800

		2,030,800
Total Municipal Bonds (Cost $258,765,828)		267,673,872

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 3.5%
Metropolitan Wtr. Dist. of Southern Calif. Wtrwks. Rev. Ser. B-3 0.02% due 7/1/2035(2)	$1,200,000	$1,200,000
New York NY G.O. Subser. H-4 0.03% due 3/1/2034(2)	2,000,000	2,000,000
Lower Neches Valley Auth. Tex. Ind. Dev. Corp. Rev. ExxonMobil 0.02% due 11/1/2038(2)	3,750,000	3,750,000
Sublette Cnty. WY Poll. Ctl. Rev. Exxon Proj. 0.02% due 11/1/2014(2)	3,000,000	3,000,000
Total Short-Term Investments (Cost $9,950,000)		9,950,000
Total Investments - 97.1% (Cost $268,715,828)		277,623,872
Other Assets, Net - 2.9%		8,396,067
Total Net Assets - 100.0%		$286,019,939

(1)	Pre-refunded.
(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$267,673,872	$—	$267,673,872

Short-Term Investments	—	9,950,000	—	9,950,000

Total	$—	$277,623,872	$—	$277,623,872

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 96.1%
California – 11.6%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	$1,500,000	$1,529,085
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser.B 5.25% due 12/1/2037	1,500,000	1,390,620
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,585,350
6.625% due 11/1/2034	2,000,000	2,148,400
California St. Var. Purp. G.O. 6.00% due 11/1/2039	1,500,000	1,596,750
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	865,220
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	926,920
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	886,990
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,815,611

		12,744,946
Colorado – 2.8%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	946,840
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026 -1/15/2041	2,170,000	2,187,393

		3,134,233
District Of Columbia – 1.3%
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,487,745

		1,487,745
Florida – 5.2%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,623,360

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Florida (continued)
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	$1,600,000	$1,657,232
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,495,000	2,431,377

		5,711,969
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,327,213

		1,327,213
Illinois – 7.5%
Chicago IL O’Hare International Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,545,300
Cook Cnty. IL Rev. Navistar International-Recovery Zone Fac. 6.50% due 10/15/2040	2,000,000	2,057,220
Illinois Fin. Auth. Rev. Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,252,975
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	1,500,000	1,530,750
Illinois St. G.O. Ser. A 5.00% due 9/1/2031	2,000,000	1,914,160

		8,300,405
Indiana – 1.6%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	1,732,382

		1,732,382
Kentucky – 2.2%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev. Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,475,375

		2,475,375
Louisiana – 2.7%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,557,330

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Louisiana (continued)
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	$1,500,000	$1,430,685

		2,988,015
Maryland – 1.4%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,546,200

		1,546,200
Massachusetts – 2.3%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	1,000,000	999,940
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	1,005,800
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2033(2)	500,000	487,990

		2,493,730
Michigan – 2.6%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser.C 5.50% due 12/1/2028	1,200,000	1,205,796
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Sr. Ser. A 5.25% due 6/1/2022	2,000,000	1,632,440

		2,838,236
Nevada – 1.3%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,500,000	1,404,990

		1,404,990
New Jersey – 6.5%
New Jersey Economic Dev. Auth. Rev. Cigarette Tax 5.75% due 6/15/2029-6/15/2034	4,060,000	3,806,007
MSU Student Hsg. Proj.-Provident Group- Montclair LLC
5.875% due 6/1/2042	2,000,000	1,849,140

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028(2)	$1,500,000	$1,502,820

		7,157,967
New Mexico – 3.2%
Farmington NM Poll. Ctrl. Rev. Ref. Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	1,959,140
Ref. Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,589,296

		3,548,436
New York – 4.1%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,504,065
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,477,425
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK International Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,537,800

		4,519,290
Ohio – 3.3%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. . Proj. 6.00% due 6/1/2045	1,500,000	1,407,405
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj. 5.95% due 9/1/2029	760,000	746,700
6.15% due 6/1/2030	1,500,000	1,500,015

		3,654,120
Oklahoma – 1.4%
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,522,185

		1,522,185
Pennsylvania – 4.8%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	1,250,000	1,158,012
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,510,260

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Pennsylvania (continued)
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	$1,500,000	$1,501,770
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Ser. A 6.50% due 12/1/2036	1,000,000	1,096,430

		5,266,472
Puerto Rico – 6.0%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. E 5.625% due 7/1/2033(2)	1,000,000	963,620
Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,005,550
6.50% due 7/1/2037	1,500,000	1,582,020
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	1,500,000	1,526,295
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. C 6.00% due 8/1/2039	1,500,000	1,558,350

		6,635,835
Rhode Island – 0.5%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	600,606

		600,606
South Carolina – 2.9%
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,780,000	1,802,553
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,427,025

		3,229,578
Tennessee – 4.2%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,440,030
Maury Cnty. TN Indl. Dev. Brd. Poll. Ctrl. Rev. Multi-Modal Ref-Saturn Corp. Proj. 6.50% due 9/1/2024(1)	1,500,000	1,505,955

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Tennessee (continued)
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	$1,665,000	$1,638,676

		4,584,661
Texas – 10.9%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,473,540
Dallas-Fort Worth Tex. International Arpt. Rev. Jt Ser. A FGIC Insured 6.125% due 11/1/2035	1,500,000	1,500,315
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref Ser. F 5.75% due 1/1/2033	2,000,000	2,008,560
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,500,000	1,508,325
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	1,500,000	1,589,100
Sr. Lien-NTE Mobility 7.50% due 12/31/2031	1,500,000	1,680,735
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	2,000,000	2,232,460

		11,993,035
Washington – 1.7%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,917,135

		1,917,135
Wisconsin – 2.9%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser. B 5.75% due 11/1/2025	1,710,000	1,714,532
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,520,610

		3,235,142
Total Municipal Bonds (Cost $105,719,100)		106,049,901

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 2.6%

California St. Econ. Recovery G.O. Ser. C-3 0.03% due 7/1/2023(1)	$2,900,000	$2,900,000
Total Short-Term Investments (Cost $2,900,000)		2,900,000
Total Investments - 98.7% (Cost $108,619,100)		108,949,901
Other Assets, Net - 1.3%		1,453,251
Total Net Assets - 100.0%		$110,403,152

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)	When-issued security.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$106,049,901	$—	$106,049,901

Short-Term Investments	—	2,900,000	—	2,900,000

Total	$—	$108,949,901	$—	$108,949,901

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Senior Secured Loans – 81.6%
Aerospace/Defense – 1.5%
Sequa Corp. Term Loan 3.50%–3.51% due 12/3/2014(1)	$11,999,413	$11,809,462
The SI Organization, Inc. New Term Loan B 4.50% due 11/22/2016(1)	11,947,481	11,865,402

		23,674,864
Airlines – 1.5%
Delta Air Lines, Inc. New Term Loan B 5.50% due 4/20/2017(1)	23,500,000	23,250,430

		23,250,430
Brokerage – 0.1%
Fortress Investment Group LLC Term Loan B 5.75% due 9/30/2015(1)	2,433,036	2,460,407

		2,460,407
Building Materials – 2.1%
CPG International, Inc. New Term Loan B 6.00% due 2/18/2017(1)	17,412,500	17,390,734
Nortek, Inc. Term Loan 5.25%-6.25% due 4/26/2017(1)	15,000,000	14,962,500

		32,353,234
Chemicals – 4.4%
Momentive Specialty Chemicals, Inc. Extended Term Loan C1 4.00% due 5/5/2015(1)	3,474,585	3,411,174
Extended Term Loan C2 4.00% due 5/5/2015(1)	1,465,314	1,438,572
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	10,473,750	10,425,780
Nusil Technology LLC New Term Loan 5.25% due 4/7/2017(1)	16,596,610	16,562,089
Styron S.A.R.L LLC New Term Loan B 6.00% due 8/2/2017(1)	19,910,000	19,877,746
Univar, Inc. Term Loan B 5.00% due 6/30/2017(1)	17,412,500	17,367,053

		69,082,414

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Communications – 0.9%
Savvis Communications Corp. Term Loan 6.75% due 8/4/2016(1)	$14,914,900	$14,980,227

		14,980,227
Construction Machinery – 1.2%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	12,967,500	13,032,338
The Manitowoc Co., Inc. New Term Loan B 4.25% due 11/13/2017(1)	6,000,000	6,017,820

		19,050,158
Consumer Cyclical Services – 2.7%
Affinion Group, Inc. Term Loan B 5.00% due 10/10/2016(1)	9,954,849	9,931,754
Ascend Learning Term Loan B 7.00% - 7.75% due 12/6/2016(1)	9,950,005	9,925,130
KAR Auction Services, Inc. Term Loan B 5.00% due 5/19/2017(1)	12,500,000	12,578,125
Language Line LLC New Term Loan B 6.25% due 6/20/2016(1)	6,355,477	6,359,481
Waste Industries USA, Inc. Term Loan B 4.75% due 3/17/2017(1)	3,982,500	3,982,500

		42,776,990
Consumer Products – 2.5%
AMSCAN Holdings, Inc. Term Loan B 6.75% due 12/4/2017(1)	14,409,906	14,433,971
Armored Autogroup, Inc. Term Loan B 6.00% due 11/4/2016(1)	9,975,000	9,968,815
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25% due 2/9/2018(1)	14,962,500	14,860,306

		39,263,092
Diversified Manufacturing Operations – 0.8%
Goodman Global Holdings, Inc. 1st Lien Term Loan 5.75% due 10/28/2016(1)	11,914,975	11,931,537

		11,931,537

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 3.1%
Calpine Corp. New Term Loan 4.50% due 4/2/2018(1)	$14,962,500	$14,795,668
Race Point Power Term Loan 7.75% due 11/9/2017(1)	3,818,182	3,825,360
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(1)	17,000,000	16,840,710
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.69% - 4.768% due 10/10/2017(1)	11,536,666	9,014,636
Non-Extended Term Loan 3.69% due 10/10/2014(1)	5,000,000	4,225,000

		48,701,374
Energy-Independent – 1.3%
Equipower Resources Holdings LLC Term Loan B 5.75% due 1/26/2018(1)	6,982,500	6,976,704
GenOn Energy, Inc. Term Loan B 6.00% due 9/8/2017(1)	12,909,962	12,888,403

		19,865,107
Entertainment – 0.4%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	6,443,562	6,427,453

		6,427,453
Finance Companies – 3.3%
Delos Aircraft, Inc. Term Loan B2 7.00% due 3/17/2016(1)	1,423,077	1,434,348
International Lease Finance Corp. Term Loan B1 6.75% due 3/17/2015(1)	2,576,923	2,578,005
MoneyGram International, Inc. Term Loan B 4.50% - 5.50% due 11/17/2017(1)	8,717,949	8,715,769
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	25,000,000	24,475,000
Trans Union LLC New Term Loan B 4.75% due 2/12/2018(1)	15,461,250	15,437,131

		52,640,253

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Food – 2.1%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(1)	$17,000,000	$16,942,370
Dole Food Co., Inc. Term Loan B 5.00% due 7/6/2018(1)	5,400,885	5,396,403
Term Loan C 5.00% due 7/6/2018(1)	10,030,216	10,021,890

		32,360,663
Food And Beverage – 2.2%
Michael Foods Group, Inc. Term Loan 4.25% due 2/23/2018(1)	12,967,500	12,955,959
NBTY, Inc. New Term Loan B 4.25% due 10/2/2017(1)	15,671,250	15,671,250
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	5,417,208	5,442,019

		34,069,228
Gaming – 1.8%
Boyd Gaming Corp. Term Loan 3.686% due 12/17/2015(1)	9,750,000	9,410,505
Caesars Entertainment Operating Co. Term Loan B1 3.274% due 1/28/2015(1)	4,000,000	3,600,920
City Center Holdings LLC New Term Loan 7.50% due 1/13/2015(1)	6,000,000	6,030,000
Harrah’s Prop Co. Senior Note 3.19% due 2/13/2013(1)	12,000,000	10,086,480

		29,127,905
Healthcare – 12.8%
Alliance Healthcare Services, Inc. Term Loan B 5.50% due 6/1/2016(1)	12,912,053	12,866,344
CareStream Health, Inc. Term Loan B 5.00% due 2/25/2017(1)	19,950,000	18,603,375
Community Health Systems, Inc. Extended Term Loan B 3.754% due 1/25/2017(1)	9,974,875	9,728,396

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Emergency Medical Services Corp. Term Loan 5.25% due 5/25/2018(1)	$24,937,500	$24,837,750
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	15,097,345	15,144,600
Healthspring, Inc. Term Loan B 6.00% due 10/21/2016(1)	4,941,785	4,929,431
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	1,975,022	1,975,950
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(1)	12,000,000	11,970,000
Multiplan, Inc. New Term Loan B 4.75% due 8/26/2017(1)	11,650,822	11,581,616
National Mentor Holdings, Inc. New Term Loan B 7.00% due 2/9/2017(1)	21,945,000	21,855,903
Rural/Metro Corp. Term Loan 5.75% due 6/29/2018(1)	15,000,000	14,962,500
Select Medical Corp. New Term Loan B 5.50% due 5/25/2018(1)	18,500,000	18,130,000
Skilled Healthcare Group, Inc. Term Loan B 5.25% due 4/8/2016(1)	13,921,636	13,934,723
United Surgical Partners International, Inc. Term Loan B 2.19%-2.28% due 4/19/2014(1)	11,468,417	11,217,602
Delayed Draw Term Loan 2.19% due 4/21/2014(1)	1,931,515	1,889,273
Vanguard Health Holding Co. II LLC Term Loan B 5.00% due 1/29/2016(1)	7,942,650	7,929,862

		201,557,325
Insurance P&C – 1.6%
Asurion Corp. New 1st Lien Term Loan 5.50% due 5/24/2018(1)	25,000,000	24,656,250

		24,656,250

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance - Life – 0.4%
Sedgwick CMS Holdings, Inc. New Term Loan 5.00% due 12/30/2016(1)	$6,978,461	$6,969,738

		6,969,738
Media Cable – 0.6%
Weather Channel New Term Loan B 4.25% due 2/13/2017(1)	8,970,000	8,991,169

		8,991,169
Media Noncable – 2.0%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	13,904,950	13,964,046
Intelsat Jackson Holdings Ltd. Term Loan 3.285% due 2/2/2014(1)	4,000,000	3,838,320
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25% due 4/2/2018(1)	13,000,000	13,027,040

		30,829,406
Metals And Mining – 2.5%
American Rock Salt Holdings LLC Term Loan 5.50% due 4/19/2017(1)	14,000,000	13,991,320
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/1/2017(1)	15,020,000	15,033,368
Novelis, Inc. New Term Loan B 3.75% due 3/10/2017(1)	9,927,531	9,930,906

		38,955,594
Non Captive Diversified – 1.0%
CIT Group, Inc. Term Loan 3 6.25% due 8/11/2015(1)	15,000,000	15,072,300

		15,072,300
Oil Field Services – 1.1%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	17,955,000	17,919,090

		17,919,090

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Paper – 0.9%
Exopack LLC Term Loan 6.50% due 5/26/2017(1)	$15,000,000	$14,949,450

		14,949,450
Pharmaceuticals – 0.8%
Convatec, Inc. Term Loan 5.75% due 12/22/2016(1)	11,965,000	11,932,575

		11,932,575
Pipelines – 1.0%
Gibson Energy Term Loan B 5.75% due 6/14/2018(1)	16,500,000	16,384,500

		16,384,500
Real Estate Investment Trusts – 3.2%
Capital Automotive L.P. New Term Loan B 5.00% due 3/10/2017(1)	16,796,936	16,784,339
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(1)	6,693,990	6,586,283
Term Loan A2 7.00% due 6/30/2014(1)	17,000,000	16,922,140
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(1)	9,500,000	9,444,615

		49,737,377
Refining – 0.6%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	1,892,857	1,911,786
Term Loan C 9.00% due 6/23/2017(1)	7,944,862	8,254,711

		10,166,497
Restaurants – 3.2%
Burger King Corp. New Term Loan B 4.50% due 10/19/2016(1)	14,427,500	14,376,427
DineEquity, Inc. New Term Loan B 4.25% due 10/19/2017(1)	5,000,000	4,999,200
Dunkin’ Brands, Inc. Add on Term Loan B 4.25% due 11/23/2017(1)	14,680,083	14,651,750

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Restaurants (continued)
Focus Brands, Inc. Term Loan B 5.25% due 11/4/2016(1)	$7,438,287	$7,489,463
Wendy’s/Arby’s Restaurants LLC Term Loan B 5.00% due 5/24/2017(1)	8,483,399	8,479,072

		49,995,912
Retailers – 7.3%
Bass Pro Group LLC New Term Loan B 5.25% due 6/23/2017(1)	17,000,000	17,015,130
General Nutrition Centers, Inc. New Term Loan B 4.25% due 3/2/2018(1)	11,250,000	11,207,813
Gymboree Corp. New Term Loan 5.00% due 2/23/2018(1)	16,915,000	16,370,506
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(1)	14,000,000	13,389,460
Michaels Stores, Inc. Term Loan B1 2.50% - 2.563% due 10/31/2013(1)	4,628,823	4,543,097
Term Loan B2 4.75% - 4.813% due 7/31/2016(1)	1,851,518	1,838,891
Petco Animal Supplies, Inc. New Term Loan 4.50% due 11/24/2017(1)	14,355,000	14,302,748
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	16,000,000	16,028,960
The Neiman Marcus Group, Inc. New Term Loan 4.75% due 5/16/2018(1)	20,000,000	19,709,000

		114,405,605
Technology – 9.7%
Attachmate Corp. New Term Loan B 6.50% due 4/27/2017(1)	14,000,000	13,995,660
New 2nd Lien Term Loan 9.50% due 5/19/2017(1)	2,000,000	2,021,660
CDWC LLC Extended Term Loan 4.50% due 7/14/2017(1)	16,118,834	15,856,903

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
CommScope, Inc. New Term Loan B 5.00% due 1/14/2018(1)	$6,982,500	$7,021,811
Data Device Corp. Term Loan B 7.25% due 12/6/2016(1)	12,675,000	12,643,313
Datatel, Inc. Extended 1st Lien Term Loan 5.00% due 2/20/2017(1)	11,940,000	11,954,925
Extended 2nd Lien Term Loan 8.75% due 2/19/2018(1)	1,000,000	1,010,830
Electrical Components International Holdings Synthetic Revolver 6.75% due 2/4/2016(1)	676,471	675,064
Term Loan B 6.75% due 2/3/2017(1)	10,769,412	10,747,011
First Data Corp. Term Loan B2 2.936% due 9/24/2014(1)	11,263,117	10,422,664
InfoGroup, Inc. New Term Loan 5.75% due 5/22/2018(1)	17,967,500	17,742,906
Interactive Data Corp. New Term Loan B 4.75% due 2/12/2018(1)	14,962,500	14,953,223
Lawson Software, Inc. 1st Lien Term Loan 6.75% due 6/29/2018(1)	13,000,000	12,460,500
NDS Finance Ltd. New Term Loan B 4.00% due 3/12/2018(1)	8,977,500	8,932,613
Property Data (U.S.) I, Inc. Term Loan 7.00% due 12/21/2016(1)	11,940,000	11,790,750

		152,229,833
Textile – 1.0%
Springs Windows Fashions LLC New Term Loan B 6.00% due 5/26/2017(1)	11,000,000	10,838,300
2nd Lien Term Loan 11.25% due 5/27/2018(1)	5,000,000	4,909,400

		15,747,700

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June 30, 2011 (unaudited)	Principal Amount	Value
Transportation – 0.0%
Avis Budget Car Rental LLC New Term Loan 5.75% due 4/19/2014(1)	$260,297	$261,812

		261,812
Total Senior Secured Loans (Cost $1,290,368,116)		1,282,777,469

	Principal Amount	Value
Corporate Bonds – 15.9%
Airlines – 1.1%
Air Canada Sr. Sec. Nt. 9.25% due 8/1/2015(2)	8,000,000	8,190,000
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(2)	10,000,000	9,800,000

		17,990,000
Building Materials – 1.3%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(2)	12,500,000	12,015,625
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(2)	8,000,000	8,120,000

		20,135,625
Chemicals – 0.6%
Hexion US Finance Corp. Sec. Nt. 4.761% due 11/15/2014(1)	10,000,000	9,400,000

		9,400,000
Construction Machinery – 0.3%
Production Resource Group, Inc. 8.875% due 5/1/2019(2)	5,000,000	4,962,500

		4,962,500
Consumer Cyclical Services – 0.2%
West Corp. 7.875% due 1/15/2019(2)	3,000,000	2,910,000

		2,910,000
Consumer Products – 0.6%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(2)	7,500,000	7,425,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Consumer Products (continued)
NBTY, Inc. 9.00% due 10/1/2018(2)	$1,500,000	$1,582,500

		9,007,500
Electric – 1.3%
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	5,000,000	5,332,300
NRG Energy, Inc. 7.625% due 1/15/2018 - 5/15/2019(2)	10,000,000	9,987,500
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(2)	5,000,000	4,912,500

		20,232,300
Energy - Independent – 2.3%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(2)	10,000,000	10,000,000
Chaparral Energy, Inc. 8.25% due 9/1/2021	3,500,000	3,526,250
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(2)	6,000,000	5,880,000
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017(2)	8,500,000	9,052,500
Venoco, Inc. Sr. Nt. 8.875% due 2/15/2019	8,000,000	8,036,920

		36,495,670
Financial Other – 0.6%
iPayment, Inc. 10.25% due 5/15/2018(2)	10,000,000	9,825,000

		9,825,000
Food And Beverage – 2.0%
Aramark Corp. 3.773% due 2/1/2015(1)	17,405,000	16,926,363
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(2)(3)	7,000,000	7,122,500
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	6,900,000	7,055,250

		31,104,113
Healthcare – 1.9%
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	10,100,000	10,516,625

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
CHS/Community Health Systems, Inc. 8.875% due 7/15/2015	$5,000,000	$5,150,000
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(2)	11,600,000	12,006,000
Kindred Healthcare, Inc. 8.25% due 6/1/2019(2)	3,000,000	2,985,000

		30,657,625
Metals And Mining – 0.2%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(2)	2,500,000	2,509,375

		2,509,375
Packaging – 0.9%
Packaging Dynamics Corp. Sr. Sec. Nt. 8.75% due 2/1/2016(2)	3,000,000	3,045,000
Reynolds Group Issuer, Inc. 8.75% due 5/15/2018(2)	7,750,000	7,614,375
9.00% due 4/15/2019(2)	3,500,000	3,456,250

		14,115,625
Pharmaceuticals – 0.3%
Giant Funding Corp. Sr. Sec. Nt. 8.25% due 2/1/2018(2)	4,500,000	4,691,250

		4,691,250
Refining – 0.2%
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(2)	3,000,000	3,307,500

		3,307,500
Restaurants – 0.3%
Dunkin Finance Corp. 9.625% due 12/1/2018(2)	4,168,000	4,204,428

		4,204,428
Retailers – 0.3%
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	5,000,000	5,250,000

		5,250,000
Supermarket – 0.3%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	5,000,000	5,306,250

		5,306,250

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology – 0.6%
CDW Escrow Corp. 8.50% due 4/1/2019(2)	$2,000,000	$1,960,000
Freescale Semiconductor, Inc. 8.05% due 2/1/2020(2)	3,500,000	3,517,500
Softbrands, Inc. Sr. Nt. 11.50% due 7/15/2018(2)	3,500,000	3,225,005

		8,702,505
Transportation Services – 0.5%
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019(2)	8,000,000	7,680,000

		7,680,000
Wireless – 0.1%
iPCS, Inc. Sr. Sec. Nt. 2.398% due 5/1/2013(1)	1,500,000	1,466,250

		1,466,250
Total Corporate Bonds (Cost $254,164,994)		249,953,516

	Principal Amount	Value
Repurchase Agreements – 3.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $48,865,014, due 7/1/2011(4)	48,865,000	48,865,000
Total Repurchase Agreements (Cost $48,865,000)		48,865,000
Total Investments - 100.6% (Cost $1,593,398,110)		1,581,595,985
Other Liabilities, Net - (0.6)%		(9,904,755)
Total Net Assets - 100.0%		$1,571,691,230

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $175,212,313, representing 11.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

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(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$49,844,701

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$1,282,777,469	$—	$1,282,777,469

Corporate Bonds	—	249,953,516	—	249,953,516

Repurchase Agreements	—	48,865,000	—	48,865,000

Total	$—	$1,581,595,985	$—	$1,581,595,985

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 11.1%
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	$242,445	$249,932
2003-S14 3A1 5.50% due 1/25/2034	187,766	189,553
2005-S1 1A10 5.50% due 5/25/2035	242,719	239,971
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.659% due 4/25/2037(1)	126,103	128,879
Countrywide Home Loans Mortgage Pass Through Trust 2003-11 A31 5.50% due 5/25/2033	276,847	288,018
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	259,054	262,935
2003-27 5A2 5.25% due 1/25/2018	409,490	414,917
First Horizon Mortgage Pass-Through Trust 2005-6 1A1 5.50% due 11/25/2035	626,636	621,029
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	73,453	73,566
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	266,688	266,884
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	338,325	345,621
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	245,328	255,905
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	172,474	175,418
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	333,027	342,151
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	309,735	314,223
2005-S1 2A1 4.75% due 2/25/2020	249,854	256,336
2005-S1 1A6 5.50% due 2/25/2035	496,307	481,657

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	$391,547	$394,755
2003-29 1A1 4.75% due 9/25/2018	652,765	669,234
2003-30 3A1 5.00% due 10/25/2033	103,223	103,177
2005-6 5A6 5.00% due 5/25/2035	307,456	307,015
2005-6 2A19 5.50% due 5/25/2035	123,663	122,937
Wells Fargo Mortgage Backed Securities Trust 2003-8 A1 4.50% due 8/25/2018	288,000	296,441
2005-2 2A1 4.75% due 4/25/2020	316,676	328,949
2006-1 A3 5.00% due 3/25/2021	595,557	592,478
2006-7 1A1 5.25% due 6/25/2021	174,988	177,393
2005-6 A4 5.50% due 8/25/2035	321,138	332,296
Total Collateralized Mortgage Obligations (Cost $8,182,544)		8,231,670

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.1%
Bear Stearns Commercial Mortgage Securities 2003-PWR2 A4 5.186% due 5/11/2039(1)(2)	500,000	531,286
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	605,000	656,648
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(2)	500,000	518,025
2005-C1 AJ 5.075% due 2/15/2038(1)	675,000	671,498
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(2)	500,000	529,256
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(1)	300,000	313,182
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	350,000	376,052

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB14 A4 5.481% due 12/12/2044(1)	$400,000	$433,369
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)	599,000	639,194
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	500,000	516,618
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(3)	500,000	526,014
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	463,020	489,075
2006-C29 A4 5.308% due 11/15/2048	500,000	539,987
Total Commercial Mortgage-Backed Securities (Cost $6,633,669)		6,740,204

	Principal Amount	Value
Corporate Bonds – 58.4%
Aerospace/Defense – 0.4%
Triumph Group, Inc. 8.625% due 7/15/2018	250,000	274,063

		274,063
Airlines – 0.3%
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(3)	250,000	245,000

		245,000
Automotive – 1.0%
General Motors Financial Co., Inc. 6.75% due 6/1/2018(3)	250,000	250,625
UCI International, Inc. 8.625% due 2/15/2019	250,000	257,500
Visteon Corp. Sr. Nt. 6.75% due 4/15/2019(3)	250,000	241,250

		749,375

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Banking – 7.8%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(3)		$500,000	$508,697
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014	AUD	500,000	546,773
Citigroup, Inc. Sr. Nt. 4.75% due 5/31/2017	DKK	2,000,000	377,106
Sr. Nt. 5.50% due 10/15/2014(2)		$500,000	543,741
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015		500,000	531,958
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018		500,000	556,077
Morgan Stanley Sr. Nt. 4.20% due 11/20/2014(2)		500,000	519,256
Rabobank Nederland Sr. Nt. 4.00% due 1/27/2015(2)	NOK	3,000,000	558,221
6.50% due 1/15/2015(2)	AUD	500,000	549,649
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		$500,000	538,937
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(2)	AUD	500,000	549,363

			5,779,778
Brokerage – 1.0%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014		$400,000	421,546
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)		250,000	292,500

			714,046
Building Materials – 0.3%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(3)		250,000	253,750

			253,750

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Chemicals – 0.4%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		$250,000	$267,078

			267,078
Consumer Cyclical Services – 0.4%
West Corp. 7.875% due 1/15/2019(3)		300,000	291,000

			291,000
Electric – 0.7%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(3)		250,000	255,000
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012		59,821	60,868
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(3)(5)		200,000	203,000

			518,868
Energy - Integrated – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)		250,000	284,322

			284,322
Finance Companies – 0.6%
General Electric Capital Corp. Sr. Nt. 4.526% due 2/1/2021	SEK	3,000,000	445,872

			445,872
Food And Beverage – 1.1%
Aramark Corp. 3.773% due 2/1/2015(1)		$250,000	243,125
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(2)(3)		500,000	535,000

			778,125
Gaming – 0.7%
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		200,000	209,500
Wynn Las Vegas LLC 7.75% due 8/15/2020		250,000	271,563

			481,063

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Government Related – 12.9%
Bank Nederlandse Gemeenten NV Sr. Nt. 1.75% due 10/27/2020	CHF	500,000	$580,434
3.00% due 1/28/2014	NOK	4,000,000	731,698
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	556,348
European Investment Bank Sr. Nt. 4.00% due 7/12/2016(2)	SEK	2,000,000	320,707
Sr. Nt. 4.25% due 5/19/2017(2)	NOK	3,000,000	564,826
Hungary Government Bond Ser. 14/C 5.50% due 2/12/2014	HUF	90,000,000	479,268
Ser. 17/A 6.75% due 11/24/2017	HUF	90,000,000	475,472
Italy Buoni Poliennali Del Tesoro 4.00% due 9/1/2020	EUR	400,000	552,513
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(2)	AUD	500,000	538,420
Mexican Bonos Ser. M 7.25% due 12/15/2016	MXN	17,500,000	1,558,517
Petrobras International Finance Co. 5.875% due 3/1/2018(2)		$500,000	537,985
Poland Government Bond 5.25% due 4/25/2013- 10/25/2017(2)	PLN	2,800,000	1,020,051
5.50% due 10/25/2019(2)	PLN	1,400,000	502,823
6.25% due 10/24/2015(2)	PLN	1,400,000	530,112
Societe Nationale des Chemins de Fer Francais Sr. Nt. 2.625% due 12/13/2021	CHF	500,000	619,850

			9,569,024
Healthcare — 1.3%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016		$150,000	166,500
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(3)		250,000	259,375
Kindred Healthcare, Inc. 8.25% due 6/1/2019(3)		250,000	248,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	139

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	$250,000	$258,125

		932,750
Independent Energy — 2.8%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(3)	250,000	250,000
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019	250,000	292,003
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(3)	250,000	245,000
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(3)	250,000	237,500
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(3)	150,000	149,625
Energy XXI Gulf Coast, Inc. Sr. Nt. 7.75% due 6/15/2019(3)	250,000	248,750
EV Energy Partners L.P. 8.00% due 4/15/2019(3)	130,000	130,487
Linn Energy LLC 6.50% due 5/15/2019(3)	250,000	255,000
Plains Exploration & Production Co. 6.625% due 5/1/2021	250,000	250,000

		2,058,365
Insurance - Life — 1.6%
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(1)(5)	250,000	230,000
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(2)	500,000	509,707
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(2)	500,000	481,228

		1,220,935
Insurance P&C — 1.2%
ACE INA Holdings, Inc. 5.70% due 2/15/2017	300,000	334,351
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	500,000	569,969

		904,320

140	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Lodging – 0.3%
Host Hotels & Resorts L.P. Sr. Nt. 5.875% due 6/15/2019(3)	$250,000	$250,313

		250,313
Media Cable – 2.1%
AMC Networks, Inc. 7.75% due 7/15/2021(3)	200,000	209,000
CCO Holdings LLC 7.875% due 4/30/2018	250,000	263,438
Comcast Corp. 6.50% due 11/15/2035(2)	500,000	542,623
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	531,107

		1,546,168
Media Noncable – 2.7%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	250,000	254,375
Discovery Communications LLC 5.625% due 8/15/2019(2)	250,000	276,281
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(3)	250,000	254,375
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	250,000	258,750
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021(3)	250,000	248,437
News America, Inc. 5.65% due 8/15/2020	250,000	273,074
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(3)	200,000	205,000
Valassis Communications, Inc. 6.625% due 2/1/2021(3)	250,000	247,500

		2,017,792
Metals And Mining – 1.3%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(2)	250,000	267,769
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	500,000	546,250

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	$150,000	$154,875

		968,894
Natural Gas: Distributors – 0.3%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(3)	250,000	236,250

		236,250
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	250,000	252,493

		252,493
Non Captive Diversified – 1.0%
CIT Group, Inc. Sec. Nt. 7.00% due 5/1/2017	250,000	249,375
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	270,937
8.75% due 3/15/2017	200,000	218,750

		739,062
Oil Field Services – 0.3%
Oil States International, Inc. 6.50% due 6/1/2019(3)	250,000	251,250

		251,250
Packaging – 0.7%
Berry Plastics Corp. Sec. Nt. 9.75% due 1/15/2021	250,000	241,875
Reynolds Group Issuer, Inc. 8.50% due 5/15/2018(3)	250,000	245,625

		487,500
Paper – 0.3%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(3)	250,000	251,250

		251,250
Pharmaceuticals – 0.6%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019(3)	200,000	205,000

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Mylan, Inc. 7.625% due 7/15/2017(3)	$250,000	$272,500

		477,500
Pipelines – 0.7%
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	250,000	248,125
Regency Energy Partners L.P. 6.50% due 7/15/2021	250,000	253,125

		501,250
Refining – 0.3%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(3)	250,000	257,500

		257,500
REITs – 2.9%
Equity One, Inc. 6.25% due 12/15/2014	500,000	546,305
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(3)	250,000	246,563
Sabra Health Care L.P. 8.125% due 11/1/2018	250,000	250,000
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014	500,000	540,996
WCI Finance LLC 5.70% due 10/1/2016(3)	500,000	553,265

		2,137,129
Retailers – 0.7%
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	250,000	262,686
Susser Holdings LLC 8.50% due 5/15/2016	250,000	263,125

		525,811
Supermarkets – 0.7%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(3)	250,000	253,125
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	250,000	265,312

		518,437
Technology – 3.0%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(2)	500,000	553,657

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	$220,000	$223,575
CDW Escrow Corp. Sr. Nt. 8.50% due 4/1/2019(3)	250,000	245,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	273,125
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	250,000	253,125
iGATE Corp. 9.00% due 5/1/2016(3)	250,000	252,500
Sanmina-SCI Corp. 7.00% due 5/15/2019(3)	250,000	236,250
Sensata Technologies B.V. 6.50% due 5/15/2019(3)	150,000	149,625

		2,186,857
Transportation Services – 0.9%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	200,000	213,500
CMA CGM S.A. Sr. Nt. 8.50% due 4/15/2017(3)	250,000	210,000
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	250,000	258,125

		681,625
Wireless – 2.6%
America Movil SAB de C.V. 5.625% due 11/15/2017	500,000	561,074
Cricket Communications, Inc. 7.75% due 10/15/2020	100,000	98,000
Sr. Nt. 7.75% due 10/15/2020(3)	150,000	146,625
NII Capital Corp. 8.875% due 12/15/2019	250,000	275,937
10.00% due 8/15/2016	250,000	290,000
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	265,938
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(3)	250,000	260,000

		1,897,574

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines – 1.8%
AT&T, Inc. 6.30% due 1/15/2038(2)	$500,000	$529,489
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	271,875
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	521,334

		1,322,698
Total Corporate Bonds (Cost $41,343,613)		43,275,087

	Principal Amount	Value
Mortgage Pass-Through Securities – 1.3%
FNMA 4.00% due 11/1/2040	970,249	971,618
Total Mortgage Pass-Through Securities (Cost $956,736)		971,618

	Principal Amount	Value
Municipal Bonds – 2.1%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029(2)	500,000	528,450
California St. Var. Purp. G.O. 6.00% due 4/1/2038(2)	500,000	530,720
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	503,460
Total Municipal Bonds (Cost $1,504,550)		1,562,630

	Principal Amount	Value
Senior Secured Loans – 12.3%
Aerospace/Defense – 1.3%
Sequa Corp. Term Loan 3.51% due 12/3/2014(1)	999,707	983,881

		983,881

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 1.3%
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(1)	$1,000,000	$990,630

		990,630
Energy – 0.5%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	378,571	382,357

		382,357
Finance Companies – 1.3%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	1,000,000	979,000

		979,000
Food And Beverage – 0.9%
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	624,340	627,200

		627,200
Healthcare – 0.3%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	250,000	250,782

		250,782
Media Noncable – 0.7%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	496,250	498,359

		498,359
Oil Field Services – 1.2%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	880,147	878,387

		878,387
Paper – 1.4%
Exopack LLC Term Loan 6.50% due 5/26/2017(1)	1,000,000	996,630

		996,630
Pipelines – 1.3%
Gibson Energy Term Loan B 5.75% due 6/14/2018(1)	1,000,000	993,000

		993,000

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Principal Amount	Value
Restaurants – 0.7%
Dunkin’ Brands, Inc. Term Loan B 4.25% due 11/23/2017(1)	$497,503	$496,543

		496,543
Retailers – 1.4%
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	1,000,000	1,001,810

		1,001,810
Total Senior Secured Loans (Cost $9,053,480)		9,078,579

	Principal Amount	Value
U.S. Government Securities – 0.4%
U.S. Treasury Bonds 4.25% due 11/15/2040	270,000	263,925
Total U.S. Government Securities (Cost $261,360)		263,925

	Principal Amount	Value
Repurchase Agreements – 2.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,159,001, due 7/1/2011(7)	2,159,000	2,159,000
Total Repurchase Agreements (Cost $2,159,000)		2,159,000
Total Investments - 97.6% (Cost $70,094,952)		72,282,713
Other Assets, Net - 2.4%		1,813,194
Total Net Assets - 100.0%		$74,095,907

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

At June 30, 2011, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell (unaudited)	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ Depreciation

AUD	JP Morgan Chase Bank	$2,126,003	$2,091,718	9/14/2011	$(34,285)

CHF	JP Morgan Chase Bank	1,182,802	1,188,441	9/14/2011	5,639

DKK	JP Morgan Chase Bank	388,179	384,728	9/14/2011	(3,451)

EUR	JP Morgan Chase Bank	564,430	559,620	9/14/2011	(4,810)

HUF	JP Morgan Chase Bank	995,905	987,711	9/14/2011	(8,194)

MXN	JP Morgan Chase Bank	998,953	983,757	9/14/2011	(15,196)

NOK	JP Morgan Chase Bank	1,789,762	1,766,928	9/14/2011	(22,834)

PLN	JP Morgan Chase Bank	2,027,178	2,031,193	9/14/2011	4,015

SEK	JP Morgan Chase Bank	755,744	754,044	9/14/2011	(1,700)

Total					$(80,816)

Legend:

AUD – Australian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

HUF – Hungarian Forint

MXN – Mexican Peso

NOK – Norwegian Krone

PLN – Polish Zloty

SEK – Swedish Krona

(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $11,020,776, representing 14.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(5)	Maturity is perpetual. Maturity date presented represents the next call date.

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

(6)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$2,204,987

(7)	See currency legend above.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$8,231,670	$—	$8,231,670

Commercial Mortgage-Backed Securities	—	6,740,204	—	6,740,204

Corporate Bonds	—	43,275,087	—	43,275,087

Mortgage Pass-Through Securities	—	971,618	—	971,618

Municipal Bonds	—	1,562,630	—	1,562,630

Senior Secured Loans	—	9,078,579	—	9,078,579

U.S. Government Securities	—	263,925	—	263,925

Repurchase Agreements	—	2,159,000	—	2,159,000

Other Financial Instruments

Forward Currency Contracts	—	(80,816)	—	(80,816)

Total	$—	$72,201,897	$—	$72,201,897

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Paper – 82.8%
Chemicals – 4.6%
Air Products & Chemicals, Inc. 0.10% due 7/14/2011(1)	$10,000,000	$9,999,639
BASF SE 0.10% due 7/7/2011(1)	2,500,000	2,499,958
0.11% due 7/22/2011(1)	2,500,000	2,499,840
Ecolab, Inc. 0.03% due 7/1/2011(1)	5,000,000	5,000,000

		19,999,437
Computers – 4.6%
Hewlett-Packard Co. 0.08% due 7/15/2011(1)	10,000,000	9,999,689
International Business Machines Corp. 0.06% due 7/12/2011(1)	10,000,000	9,999,817

		19,999,506
Conglomerates – 3.4%
General Electric Capital Corp. 0.06% due 8/8/2011	10,000,000	9,999,366
0.10% due 8/12/2011	5,000,000	4,999,417

		14,998,783
Diversified Manufacturing – 5.1%
Danaher Corp.
0.03% due 7/1/2011(1)	5,000,000	5,000,000
0.08% due 7/1/2011(1)	7,000,000	7,000,000
Illinois Tool Works, Inc. 0.05% due 7/1/2011(1)	10,000,000	10,000,000

		22,000,000
Education Revenue – 4.0%
President and Fellows of Harvard College 0.18% due 10/3/2011	7,511,000	7,507,470
Yale University 0.18% due 7/18/2011	5,000,000	4,999,575
0.19% due 9/15/2011	5,000,000	4,997,994

		17,505,039
Electric – 8.6%
American Transmission Co., LLC 0.13% due 7/1/2011(1)	10,000,000	10,000,000
0.13% due 7/8/2011(1)	2,500,000	2,499,937
Electricite de France 0.12% due 7/20/2011(1)	10,000,000	9,999,367
0.18% due 8/26/2011(1)	5,000,000	4,998,600
Emerson Electric Co. 0.05% due 7/6/2011(1)	5,000,000	4,999,965
0.08% due 7/5/2011(1)	5,000,000	4,999,955

		37,497,824

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Entertainment – 1.2%
The Walt Disney Co. 0.10% due 9/6/2011(1)	$5,000,000	$4,999,069

		4,999,069
Finance Companies – 3.4%
Metlife Funding, Inc. 0.11% due 7/6/2011	10,000,000	9,999,847
Private Export Funding Corp. 0.13% due 8/1/2011(1)	5,000,000	4,999,441

		14,999,288
Food And Beverage – 8.6%
Nestle Capital Corp. 0.01% due 11/28/2011(1)	5,000,000	4,995,833
0.20% due 7/13/2011(1)	5,000,000	4,999,667
Pepsico, Inc. 0.01% due 7/20/2011(1)	5,000,000	4,999,736
0.09% due 8/22/2011(1)	5,000,000	4,999,350
The Coca-Cola Co. 0.10% due 7/11/2011(1)	5,000,000	4,999,861
0.18% due 7/13/2011(1)	2,500,000	2,499,850
Unilever Capital Corp. 0.09% due 7/8/2011(1)	10,000,000	9,999,825

		37,494,122
Household Products - Wares – 2.8%
Kimberly-Clark Worldwide, Inc. 0.07% due 7/13/2011(1)	7,100,000	7,099,834
Proctor & Gamble Co. 0.08% due 7/5/2011(1)	5,000,000	4,999,956

		12,099,790
Insurance - Life – 3.4%
Massachusetts Mutual Life Insurance Co. 0.14% due 7/21/2011(1)	5,000,000	4,999,611
Prudential PLC 0.29% due 7/7/2011(1)	5,000,000	4,999,758
0.44% due 8/8/2011(1)	5,000,000	4,997,678

		14,997,047
Internet – 3.4%
eBay, Inc. 0.16% due 7/13/2011(1)	10,000,000	9,999,467
Google, Inc. 0.11% due 9/16/2011(1)	5,000,000	4,998,823

		14,998,290

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Machinery – 4.0%
Caterpillar Financial Services Corp.
0.07% due 7/1/2011	$10,000,000	$10,000,000
0.10% due 8/9/2011	2,500,000	2,499,729
John Deere Credit Ltd. 0.09% due 8/4/2011(1)	5,000,000	4,999,575

		17,499,304
Oil & Gas Services – 2.3%
Schlumberger Ltd. 0.12% due 7/15/2011(1)	5,000,000	4,999,767
0.14% due 8/19/2011(1)	5,000,000	4,999,047

		9,998,814
Personal Products – 2.3%
L’Oreal U.S.A., Inc. 0.06% due 7/14/2011(1)	5,000,000	4,999,892
0.09% due 8/16/2011(1)	5,000,000	4,999,425

		9,999,317
Pharmaceuticals – 9.7%
Abbott Laboratories 0.09% due 7/6/2011(1)	5,000,000	4,999,938
0.15% due 7/18/2011(1)	2,500,000	2,499,823
Johnson & Johnson 0.17% due 7/14/2011(1)	5,000,000	4,999,693
Medtronic, Inc. 0.10% due 9/7/2011(1)	10,000,000	9,998,111
Pfizer, Inc. 0.06% due 7/6/2011(1)	5,000,000	4,999,958
Roche Holdings, Inc. 0.08% due 7/21/2011(1)	5,000,000	4,999,778
0.09% due 7/25/2011(1)	5,000,000	4,999,700
Sanofi-Aventis 0.16% due 10/20/2011(1)	5,000,000	4,997,533

		42,494,534
Retailers – 4.2%
Target Corp.
0.06% due 7/11/2011	3,300,000	3,299,945
0.07% due 7/25/2011	5,000,000	4,999,767
0.09% due 7/1/2011	5,000,000	5,000,000
Wal-Mart Stores, Inc. 0.08% due 7/21/2011(1)	5,000,000	4,999,778

		18,299,490
Transportation – 4.6%
NetJets, Inc. 0.01% due 7/6/2011(1)	5,000,000	4,999,931
0.12% due 8/1/2011(1)	5,000,000	4,999,483

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Transportation (continued)
United Parcel Service, Inc. 0.01% due 7/6/2011(1)	$10,000,000	$9,999,986

		19,999,400
Utilities - Electric & Water – 2.6%
National Rural Utilities Cooperative Finance Corp. 0.13% due 7/12/2011 - 8/8/2011	4,000,000	3,999,695
0.15% due 7/7/2011	7,500,000	7,499,812

		11,499,507
Total Commercial Paper (Cost $361,378,561)		361,378,561

	Principal Amount	Value
Municipal Securities – 6.9%
Connecticut – 4.0%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.16% due 7/7/2011(2)	17,455,000	17,455,000

		17,455,000
District Of Columbia – 0.5%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.06% due 7/7/2011(2)	2,000,000	2,000,000

		2,000,000
Iowa – 0.9%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.15% due 7/7/2011(2)	3,880,000	3,880,000

		3,880,000
Massachusetts – 0.4%
Massachusetts St. Wtr. Res. Auth. 0.17% due 7/18/2011	1,600,000	1,600,000

		1,600,000
New York – 1.1%
New York St. Pwr. Auth. 0.23% due 7/7/2011	5,000,000	4,999,808

		4,999,808
Total Municipal Securities (Cost $29,934,808)		29,934,808

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
U.S. Government Securities — 9.2%
U.S. Treasury Bills
0.07% due 12/22/2011	$5,000,000	$4,998,308
0.085% due 9/15/2011	10,000,000	9,998,206
0.145% due 10/20/2011	5,000,000	4,997,765
0.155% due 8/25/2011	5,000,000	4,998,816
0.175% due 7/28/2011	5,000,000	4,999,344
0.245% due 9/22/2011	10,000,000	9,994,351
Total U.S. Government Securities (Cost $39,986,790)		39,986,790

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $5,821,002, due 7/1/2011(3)	5,821,000	5,821,000
Total Repurchase Agreements (Cost $5,821,000)		5,821,000
Total Investments - 100.2% (Cost $437,121,159)		437,121,159
Other Liabilities, Net - (0.2)%		(790,794)
Total Net Assets - 100.0%		$436,330,365

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2011, the aggregate market value of these securities amounted to $271,575,944, representing 62.2% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2011.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	8/11/2011	$5,939,863

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$361,378,561	$—	$361,378,561

Municipal Securities	—	29,934,808	—	29,934,808

U.S. Government Securities	—	39,986,790	—	39,986,790

Repurchase Agreements	—	5,821,000	—	5,821,000

Total	$—	$437,121,159	$—	$437,121,159

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP fillings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2011 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Assets
Investments, at value	$152,475,200	$847,455,507	$122,417,941
Cash and cash equivalents	248	370	189
Foreign currency, at value	—	—	—
Receivable for fund shares subscribed	2,011,292	13,575,243	106,423
Dividends/interest receivable	1,133,729	4,751,005	2,153,845
Due from distributor	42,534	—	—
Receivable for investments sold	625	1,874	2,318,449
Prepaid expenses	—	—	—
Unrealized appreciation for open forward currency contracts	—	—	—

Total Assets	155,663,628	865,783,999	126,996,847

Liabilities
Payable for investments purchased	4,319,264	36,506,911	921,430
Payable for fund shares redeemed	401,605	752,213	77,572
Payable to adviser	67,252	289,557	46,080
Distributions payable	31,461	370,399	50,051
Accrued trustees’ fees	2,379	8,792	1,746
Unrealized depreciation for open forward currency contracts	—	—	—
Payable to distributor	—	56,136	9,996
Accrued expenses/other liabilities	61,658	154,548	10,598

Total Liabilities	4,883,619	38,138,556	1,117,473

Total Net Assets	$150,780,009	$827,645,443	$125,879,374

Net Assets Consist of:
Paid-in capital	$144,706,805	$822,296,069	$129,630,245
Distributions in excess of net investment income	—	(2,564)	—
Accumulated undistributed net investment income	26,077	—	166,913
Accumulated net realized gain/(loss) from investments and foreign currency transactions	453,159	408,817	(5,978,586)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	5,593,968	4,943,121	2,060,802

Total Net Assets	$150,780,009	$827,645,443	$125,879,374

Investments, at Cost	$146,881,232	$842,512,386	$120,357,139

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$97,773,947	$478,444,622	$66,851,193
Class B	1,569,861	1,562,564	3,837,046
Class C	6,688,339	178,352,160	27,996,317
Class K	11,233,642	5,580,323	19,710,439
Class Y	33,514,220	163,705,774	7,484,379
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,596,749	46,513,303	9,552,382
Class B	154,171	152,071	548,444
Class C	656,642	17,338,348	4,002,817
Class K	1,101,372	542,473	2,815,290
Class Y	3,288,134	15,912,578	1,070,790
Net Asset Value Per Share:
Class A	$10.19	$10.29	$7.00
Class B	10.18	10.28	7.00
Class C	10.19	10.29	6.99
Class K	10.20	10.29	7.00
Class Y	10.19	10.29	6.99
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.59	$10.53	$7.27

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$277,623,872	$108,949,901	$1,581,595,985	$72,282,713		$437,121,159
4,077,593	2,638,822	613	84		501
—	—	—	54,783		—
1,634,097	730,100	19,279,249	52,701		299,011
3,969,449	1,543,100	8,999,998	896,827		7,526
—	—	—	3,433		35,737
—	—	35,655,611	1,142,948		—
—	—	233,020	—		—
—	—	—	9,654		—

287,305,011	113,861,923	1,645,764,476	74,443,143		437,463,934

—	2,970,635	69,201,771	—		—
740,359	306,265	1,714,891	28,788		918,471
117,491	44,497	821,867	35,978		161,334
302,085	95,092	2,194,238	8,967		115
4,490	1,371	4,125	863		6,937
—	—	—	90,470		—
16,918	1,399	18,856	—		—
103,729	39,512	117,498	182,170		46,712

1,285,072	3,458,771	74,073,246	347,236		1,133,569

$286,019,939	$110,403,152	$1,571,691,230	$74,095,907		$436,330,365

$280,391,033	$112,185,651	$1,576,066,665	$72,217,175		$436,341,421
—	—	—	—		—
16,983	26,912	1,308,100	217,109		42,217
(3,296,121)	(2,140,212)	6,118,590	(452,182)		(53,273)
8,908,044	330,801	(11,802,125)	2,113,805		—

$286,019,939	$110,403,152	$1,571,691,230	$74,095,907		$436,330,365

$268,715,828	$108,619,100	$1,593,398,110	$70,094,952		$437,121,159

$—	$—	$—	$54,153		$—

$183,534,164	$70,718,524	$734,320,450	$57,447,763		$406,816,223
—	—	—	—		552,606
60,787,125	23,744,026	408,584,276	5,782,799		3,818,429
—	—	4,185,031	2,519,231		25,143,107
41,698,650	15,940,602	424,601,473	8,346,114		—

18,004,169	6,996,071	71,487,650	5,553,458		406,826,848
—	—	—	—		552,648
5,964,379	2,349,961	39,781,622	559,277		3,818,589
—	—	407,431	243,529		25,144,562
4,092,694	1,576,876	41,341,752	806,717		—

$10.19	$10.11	$10.27	$10.34		$1.00
—	—	—	—		1.00
10.19	10.10	10.27	10.34		1.00
—	—	10.27	10.34		1.00
10.19	10.11	10.27	10.35		—
3.75%	3.75%	2.25%	3.75%		NA
$10.59	$10.50	$10.51	$10.74	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Investment Income
Interest	$3,444,354	$11,209,956	$5,228,965
Withholding taxes on foreign interest	(1,594)	—	(407)

Total Investment Income	3,442,760	11,209,956	5,228,558

Expenses
Investment advisory fees	374,049	1,538,057	393,330
Distribution fees	234,092	1,296,391	314,083
Transfer agent fees	82,224	272,929	58,887
Custodian fees	38,090	57,780	34,337
Registration fees	35,624	72,821	37,338
Professional fees	21,088	43,932	19,722
Shareholder reports	13,418	43,339	9,798
Administrative service fees	10,047	41,185	7,918
Trustees’ fees	3,667	14,835	2,962
Insurance expense	2,841	8,506	2,025
Other expenses	1,967	6,869	1,527

Total Expenses	817,107	3,396,644	881,927

Less: Fee/Expense waiver/reimbursement by distributor	(132,895)	(202,440)	(172,733)
Less: Custody credits	(25)	(142)	(12)

Total Expenses, Net	684,187	3,194,062	709,182

Net Investment Income	2,758,573	8,015,894	4,519,376

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	500,945	410,719	5,134,298
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	512,712	(290,520)	(4,129,814)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments and Foreign Currency Transactions	1,013,657	120,199	1,004,484

Net Increase in Net Assets Resulting from Operations	$3,772,230	$8,136,093	$5,523,860

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$5,997,424	$2,951,102	$33,093,544	$1,860,410	$402,415
—	—	—	—	—

5,997,424	2,951,102	33,093,544	1,860,410	402,415

681,202	246,520	3,887,656	206,978	1,000,810
517,654	184,604	2,227,971	101,885	613,078
98,328	44,529	287,791	25,822	112,876
47,351	11,251	93,015	33,477	31,890
32,293	28,885	82,325	28,538	30,469
26,804	18,034	63,286	16,951	35,480
23,304	5,696	35,140	4,883	46,713
18,132	5,949	42,710	4,119	29,852
6,696	2,272	16,287	1,504	10,817
4,868	1,089	4,892	1,042	8,878
3,428	1,156	6,669	755	4,533

1,460,060	549,985	6,747,742	425,954	1,925,396

(154,638)	(337,675)	(3,915,126)	(306,017)	(1,545,074)
(5,743)	(1,033)	(40,650)	—	—

1,299,679	211,277	2,791,966	119,937	380,322

4,697,745	2,739,825	30,301,578	1,740,473	22,093

(956,117)	(1,498,001)	6,136,740	(404,963)	—
—	—	—	(12,512)	—
7,597,441	3,117,140	(16,280,579)	552,070	—
—	—	—	182,749	—

6,641,324	1,619,139	(10,143,839)	317,344	—

$11,339,069	$4,358,964	$20,157,739	$2,057,817	$22,093

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investment Quality Bond

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,758,573	$5,730,784
Net realized gain/(loss) from investments	500,945	3,140,081
Net change in unrealized appreciation/depreciation on investments	512,712	2,433,585

Net Increase in Net Assets Resulting from Operations	3,772,230	11,304,450

Distributions to Shareholders
Net investment income
Class A	(2,367,643)	(4,868,769)
Class B	(23,374)	(96,153)
Class C	(100,904)	(292,270)
Class K	(177,507)	(414,665)
Class Y	(89,145)	(59,398)
Net realized gain on investments
Class A	—	(1,753,441)
Class B	—	(22,605)
Class C	—	(93,555)
Class K	—	(129,119)
Class Y	—	(29,172)

Total Distributions	(2,758,573)	(7,759,147)

Capital Share Transactions
Proceeds from sales of shares	50,347,247	57,368,157
Reinvestment of distributions	2,503,075	7,220,943
Cost of shares redeemed	(59,442,222)	(68,712,576)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(6,591,900)	(4,123,476)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	(5,578,243)	(578,173)

Net Assets
Beginning of period	156,358,252	156,936,425

End of period	$150,780,009	$156,358,252

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$26,077	$26,077

Other Information:
Shares
Sold	4,921,207	5,614,187
Reinvested	245,974	710,516
Redeemed	(5,822,685)	(6,737,463)

Net Increase/(Decrease)	(655,504)	(412,760)

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$8,015,894	$11,711,256	$4,519,376	$8,536,055	$4,697,745	$9,135,344
410,719	1,493,653	5,134,298	3,581,512	(956,117)	1,041,987
(290,520)	2,852,659	(4,129,814)	2,251,037	7,597,441	(8,829,288)

8,136,093	16,057,568	5,523,860	14,368,604	11,339,069	1,348,043

(4,904,848)	(7,976,424)	(2,642,498)	(5,430,784)	(3,118,208)	(6,472,783)
(13,512)	(22,159)	(122,622)	(233,303)	—	—
(1,353,002)	(1,801,820)	(886,956)	(1,375,732)	(847,926)	(1,616,367)
(49,334)	(94,250)	(651,955)	(1,281,185)	—	—
(1,695,602)	(1,816,603)	(215,240)	(216,492)	(731,606)	(1,046,522)

(26,932)	(971,551)	—	—	—	—
(89)	(3,939)	—	—	—	—
(10,157)	(341,308)	—	—	—	—
(321)	(10,569)	—	—	—	—
(9,281)	(269,211)	—	—	—	—

(8,063,078)	(13,307,834)	(4,519,271)	(8,537,496)	(4,697,740)	(9,135,672)

392,379,384	813,823,325	19,785,774	38,874,285	71,735,045	216,718,643
5,969,070	9,851,987	4,176,836	7,873,883	2,817,646	5,573,428
(233,886,819)	(382,298,936)	(23,390,476)	(40,442,419)	(60,773,450)	(176,620,664)

164,461,635	441,376,376	572,134	6,305,749	13,779,241	45,671,407

—	—	—	1,320	—	—

164,534,650	444,126,110	1,576,723	12,138,177	20,420,570	37,883,778

663,110,793	218,984,683	124,302,651	112,164,474	265,599,369	227,715,591

$827,645,443	$663,110,793	$125,879,374	$124,302,651	$286,019,939	$265,599,369

$(2,564)	$(2,160)	$—	$—	$—	$—

$—	$—	$166,913	$166,808	$16,983	$16,978

38,109,777	79,075,487	2,799,135	5,771,037	7,174,914	20,950,727
579,605	956,165	590,141	1,170,456	280,685	540,273
(22,719,839)	(37,077,796)	(3,334,140)	(6,037,106)	(6,078,969)	(17,164,148)

15,969,543	42,953,856	55,136	904,387	1,376,630	4,326,852

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS High Yield Municipal Bond

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,739,825	$3,653,757
Net realized gain/(loss) from investments and foreign currency transactions	(1,498,001)	(505,768)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	3,117,140	(3,035,839)

Net Increase in Net Assets Resulting from Operations	4,358,964	112,150

Distributions to Shareholders
Net investment income
Class A	(1,853,600)	(2,811,163)
Class B	—	—
Class C	(522,774)	(541,694)
Class K	—	—
Class Y	(350,800)	(300,900)
Net realized gain on investments
Class A	—	(93,217)
Class C	—	(28,885)
Class K	—	—
Class Y	—	(14,799)

Total Distributions	(2,727,174)	(3,790,658)

Capital Share Transactions
Proceeds from sales of shares	31,764,643	92,342,316
Reinvestment of distributions	2,144,913	3,206,844
Cost of shares redeemed	(28,896,698)	(23,502,578)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	5,012,858	72,046,582

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	6,644,648	68,368,074

Net Assets
Beginning of period	103,758,504	35,390,430

End of period	$110,403,152	$103,758,504

Accumulated Undistributed Net Investment Income Included in Net Assets	$26,912	$14,261

Other Information:
Shares
Sold	3,215,132	8,854,499
Reinvested	217,326	308,872
Redeemed	(2,935,739)	(2,251,178)

Net Increase/(Decrease)	496,719	6,912,193

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$30,301,578	$10,553,766	$1,740,473	$2,932,249	$22,093	$105,424
6,136,740	3,220,340	(417,475)	253,683	—	(1,000)

(16,280,579)	4,295,961	734,819	1,566,820	—	—

20,157,739	18,070,067	2,057,817	4,752,752	22,093	104,424

(14,513,868)	(6,688,786)	(1,352,035)	(2,503,931)	(20,897)	(97,655)
—	—	—	—	(31)	(235)
(6,609,491)	(2,277,706)	(126,435)	(177,475)	(75)	(543)
(83,597)	(115,943)	(57,986)	(109,898)	(1,232)	(5,850)
(7,807,336)	(1,477,971)	(193,489)	(142,875)	—	—

(844,303)	(809,466)	(43,515)	(32,620)	—	—
(469,602)	(351,718)	(4,395)	(2,288)	—	—
(4,872)	(7,233)	(1,915)	(1,413)	—	—
(497,213)	(254,109)	(6,207)	(1,511)	—	—

(30,830,282)	(11,982,932)	(1,785,977)	(2,972,011)	(22,235)	(104,283)

1,133,279,955	666,013,270	7,554,582	14,281,999	117,542,022	239,089,550
19,864,938	8,824,735	1,732,578	2,938,516	21,747	102,904
(226,920,820)	(75,013,484)	(1,967,836)	(2,429,913)	(142,392,200)	(268,906,771)

926,224,073	599,824,521	7,319,324	14,790,602	(24,828,431)	(29,714,317)

—	—	—	—	—	2,152

915,551,530	605,911,656	7,591,164	16,571,343	(24,828,573)	(29,712,024)

656,139,700	50,228,044	66,504,743	49,933,400	461,158,938	490,870,962

$1,571,691,230	$656,139,700	$74,095,907	$66,504,743	$436,330,365	$461,158,938

$1,308,100	$20,814	$217,109	$206,581	$42,217	$42,359

109,366,126	65,148,649	728,289	1,393,147	117,542,022	239,089,550
1,920,194	865,384	167,102	287,282	21,747	102,904
(21,941,290)	(7,346,147)	(189,822)	(235,892)	(142,392,200)	(268,906,771)

89,345,030	58,667,886	705,569	1,444,537	(24,828,431)	(29,714,317)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Six Months Ended 6/30/11[1]	$10.12	$0.19	$0.07	$0.26	$(0.19)	$—
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)

Class B
Six Months Ended 6/30/11[1]	$10.11	$0.15	$0.07	$0.22	$(0.15)	$—
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.33	0.34	0.56	0.90	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class C
Six Months Ended 6/30/11[1]	$10.11	$0.15	$0.08	$0.23	$(0.15)	$—
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class K
Six Months Ended 6/30/11[1]	$10.13	$0.17	$0.07	$0.24	$(0.17)	$—
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)

Class Y
Six Months Ended 6/30/11[1]	$10.12	$0.20	$0.07	$0.27	$(0.20)	$—
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[4] to 12/31/09[1]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 174 - 175.

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$10.19	2.58%	$97,774	0.85%	1.02%	3.74%	3.57%	36%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
(0.45)	9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%

$(0.15)	$10.18	2.20%	$1,570	1.60%	1.94%	2.99%	2.65%	36%
(0.43)	10.11	6.65%	1,765	1.60%	1.82%	3.00%	2.78%	129%
(0.34)	9.89	9.79%	3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
(0.38)	9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%

$(0.15)	$10.19	2.30%	$6,688	1.60%	1.84%	3.00%	2.76%	36%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
(0.38)	9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%

$(0.17)	$10.20	2.38%	$11,234	1.25%	1.49%	3.36%	3.12%	36%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
(0.42)	9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%

$(0.20)	$10.19	2.68%	$33,514	0.66%	0.72%	4.31%	4.25%	36%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Six Months Ended 6/30/11[1]	$10.28	$0.13	$0.01	$0.14	$(0.13)	$	—[5]
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)		(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)		—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)		—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)		—
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)		—

Class B
Six Months Ended 6/30/11[1]	$10.27	$0.09	$0.01	$0.10	$(0.09)	$	—[5]
Year Ended 12/31/10	10.16	0.20	0.14	0.34	(0.20)		(0.03)
Year Ended 12/31/09	9.88	0.21	0.28	0.49	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—

Class C
Six Months Ended 6/30/11[1]	$10.28	$0.09	$0.01	$0.10	$(0.09)	$	—[5]
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)		(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—

Class K
Six Months Ended 6/30/11[1]	$10.28	$0.11	$0.01	$0.12	$(0.11)	$	—[5]
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)		(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)		—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)		—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)		—
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)		—

Class Y
Six Months Ended 6/30/11[1]	$10.28	$0.14	$0.01	$0.15	$(0.14)	$	—[5]
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)		(0.03)
Period From 5/13/09[4] to 12/31/09[1]	9.98	0.20	0.19	0.39	(0.20)		—[5]

See notes to Financial Highlights on pages 174 - 175

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$10.29	1.35%	$478,444	0.80%	0.88%	2.48%	2.40%	33%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
(0.37)	9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%

$(0.09)	$10.28	0.97%	$1,563	1.55%	1.87%	1.75%	1.43%	33%
(0.23)	10.27	3.38%	1,628	1.55%	1.80%	1.94%	1.69%	121%
(0.21)	10.16	4.99%	1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
(0.29)	9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%

$(0.09)	$10.29	0.97%	$178,352	1.55%	1.61%	1.74%	1.68%	33%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
(0.29)	9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%

$(0.11)	$10.29	1.15%	$5,580	1.20%	1.34%	2.09%	1.95%	33%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
(0.33)	9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%

$(0.14)	$10.29	1.46%	$163,706	0.58%	0.58%	2.70%	2.70%	33%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS High Yield Fund
Class A
Six Months Ended 6/30/11[1]	$6.93	$0.25	$0.07	$0.32	$(0.25)	$—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—

Class B
Six Months Ended 6/30/11[1]	$6.93	$0.22	$0.07	$0.29	$(0.22)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—

Class C
Six Months Ended 6/30/11[1]	$6.93	$0.22	$0.06	$0.28	$(0.22)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—

Class K
Six Months Ended 6/30/11[1]	$6.93	$0.24	$0.07	$0.31	$(0.24)	$—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—

Class Y
Six Months Ended 6/30/11[1]	$6.92	$0.26	$0.07	$0.33	$(0.26)	$—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[4] to 12/31/09[1]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 174 - 175

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$—		$7.00	4.63%	$66,851	0.85%	1.11%	7.13%	6.87%	72%
(0.52)	—		6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	—		6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	—		5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
(0.54)	—		7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
(0.51)	0.00	[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%

$(0.22)	$—		$7.00	4.25%	$3,837	1.60%	1.97%	6.39%	6.02%	72%
(0.47)	—		6.93	12.87%	3,788	1.60%	1.97%	6.93%	6.56%	108%
(0.45)	—		6.58	37.67%	3,019	1.60%	1.98%	7.72%	7.34%	66%
(0.47)	—		5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
(0.49)	—		7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
(0.45)	0.00	[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%

$(0.22)	$—		$6.99	4.10%	$27,997	1.60%	1.87%	6.37%	6.10%	72%
(0.47)	—		6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	—		6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	—		5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
(0.49)	—		7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
(0.45)	0.00	[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%

$(0.24)	$—		$7.00	4.43%	$19,710	1.25%	1.54%	6.74%	6.45%	72%
(0.49)	—		6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	—		6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	—		5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
(0.51)	—		7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
(0.48)	0.00	[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%

$(0.26)	$—		$6.99	4.73%	$7,484	0.66%	0.82%	7.31%	7.15%	72%
(0.53)	—		6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%

(0.33)	—		6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Six Months Ended 6/30/11[1]	$9.95	$0.18	$0.24	$0.42	$(0.18)	$—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)

Class C
Six Months Ended 6/30/11[1]	$9.95	$0.14	$0.24	$0.38	$(0.14)	$—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)

Class Y
Six Months Ended 6/30/11[1]	$9.95	$0.19	$0.24	$0.43	$(0.19)	$—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[4] to 12/31/09[1]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Yield Municipal Bond Fund
Class A
Six Months Ended 6/30/11[1]	$9.95	$0.28	$0.16	$0.44	$(0.28)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Six Months Ended 6/30/11[1]	$9.95	$0.25	$0.15	$0.40	$(0.25)	$—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Six Months Ended 6/30/11[1]	$9.95	$0.28	$0.16	$0.44	$(0.28)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—
See notes to Financial Highlights on pages 174 - 175

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$10.19	4.26%	$183,534	0.80%	0.94%	3.60%	3.46%	12%
(0.37)	9.95	1.21%	161,531	0.82%	0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%	0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%	0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
(0.39)	10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%

$(0.14)	$10.19	3.85%	$60,787	1.60%	1.70%	2.81%	2.71%	12%
(0.29)	9.95	0.52%	62,692	1.60%	1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%	1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%	1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
(0.31)	10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%

$(0.19)	$10.19	4.33%	$41,699	0.66%	0.67%	3.73%	3.72%	12%
(0.39)	9.95	1.47%	41,376	0.67%	0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.28)	$10.11	4.48%	$70,718	0.32%	0.98%	5.66%	5.00%	17%
(0.60)	9.95	4.74%	72,924	0.12%	1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%[7]	1.25%	3.85%	2.60%	—%[8]

$(0.25)	$10.10	4.13%	$23,744	0.91%	1.77%	5.08%	4.22%	17%
(0.58)	9.95	4.55%	20,104	0.34%	1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

$(0.28)	$10.11	4.54%	$15,941	0.22%	0.75%	5.76%	5.23%	17%
(0.60)	9.95	4.76%	10,731	0.10%	0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Floating Rate Fund
Class A
Six Months Ended 6/30/11[1]	$10.30	$0.26	$(0.03)	$0.23	$(0.25)	$(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Six Months Ended 6/30/11[1]	$10.31	$0.23	$(0.03)	$0.20	$(0.23)	$(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Six Months Ended 6/30/11[1]	$10.31	$0.25	$(0.04)	$0.21	$(0.24)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Six Months Ended 6/30/11[1]	$10.30	$0.27	$(0.03)	$0.24	$(0.26)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund
Class A
Six Months Ended 6/30/11[1]	$10.30	$0.26	$0.05	$0.31	$(0.26)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Six Months Ended 6/30/11[1]	$10.30	$0.23	$0.06	$0.29	$(0.24)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Six Months Ended 6/30/11[1]	$10.30	$0.25	$0.05	$0.30	$(0.25)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Six Months Ended 6/30/11[1]	$10.30	$0.26	$0.06	$0.32	$(0.26)	$(0.01)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 174 - 175

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$10.27	2.31%	$734,321	0.34%		1.00%	5.18%	4.52%	28%
(0.55)	10.30	8.37%	373,238	0.07%		1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.24)	$10.27	2.00%	$408,584	0.95%		1.76%	4.59%	3.78%	28%
(0.54)	10.31	8.25%	159,695	0.24%		2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.25)	$10.27	2.10%	$4,185	0.57%		1.46%	4.96%	4.07%	28%
(0.55)	10.31	8.33%	2,918	0.08%		1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.27)	$10.27	2.35%	$424,601	0.24%		0.75%	5.31%	4.80%	28%
(0.55)	10.30	8.28%	120,289	0.08%		1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.27)	$10.34	3.00%	$57,448	0.31%		1.18%	5.08%	4.21%	21%
(0.54)	10.30	8.93%	52,362	0.12%		1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.25)	$10.34	2.83%	$5,783	0.80%		2.00%	4.59%	3.39%	21%
(0.53)	10.30	8.89%	4,873	0.12%		2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.26)	$10.34	2.90%	$2,519	0.51%		1.63%	4.88%	3.76%	21%
(0.54)	10.30	8.93%	2,298	0.12%		1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.27)	$10.35	3.15%	$8,346	0.22%		0.93%	5.18%	4.47%	21%
(0.54)	10.30	8.95%	6,972	0.10%		1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions from Net Realized Capital Gains
RS Money Market Fund

Class A
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)		—
Year Ended 12/31/07	1.00	0.044		—		0.044		(0.044)		—
Year Ended 12/31/06	1.00	0.042		—		0.042		(0.042)		—

Class B
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)		—

Class C
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)		—

Class K
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)		—
Year Ended 12/31/07	1.00	0.040		—		0.040		(0.040)		—
Year Ended 12/31/06	1.00	0.038		—		0.038		(0.038)		—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

[4]	Inception date.

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Increase From Regulatory Settlements		Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$—		$1.00	0.00%		$406,816	0.17%	[11]	0.83%	0.01%	[11]	(0.65)%
—	[9]	—	[9]	1.00	0.02%		432,945	0.19%	[11]	0.84%	0.02%	[11]	(0.63)%
—	[9]	—		1.00	0.05%		461,792	0.33%	[11]	0.84%	0.05%	[11]	(0.46)%
(0.018)		—		1.00	1.82%	[10]	510,931	0.75%		0.86%	1.79%		1.68%
(0.044)		—		1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%
(0.042)		—		1.00	4.26%		409,170	0.85%		0.92%	4.18%		4.11%

$—	[9]	$—		$1.00	0.00%		$553	0.17%	[11]	1.99%	0.01%	[11]	(1.81)%
—	[9]	—	[9]	1.00	0.02%		699	0.19%	[11]	1.80%	0.02%	[11]	(1.59)%
—	[9]	—		1.00	0.05%		1,375	0.34%	[11]	1.95%	0.05%	[11]	(1.56)%
(0.011)		—		1.00	1.08%	[10]	1,918	1.48%	[11]	1.85%	1.12%	[11]	0.75%
(0.036)		—		1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%
(0.034)		—		1.00	3.48%		2,763	1.60%		1.87%	3.38%		3.11%

$—	[9]	$—		$1.00	0.00%		$3,818	0.17%	[11]	1.80%	0.01%	[11]	(1.62)%
—	[9]	—	[9]	1.00	0.02%		2,165	0.19%	[11]	1.71%	0.02%	[11]	(1.50)%
—	[9]	—		1.00	0.05%		2,194	0.34%	[11]	1.69%	0.05%	[11]	(1.30)%
(0.011)		—		1.00	1.08%	[10]	7,950	1.48%	[11]	1.69%	1.09%	[11]	0.88%
(0.036)		—		1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%
(0.034)		—		1.00	3.48%		6,378	1.60%		1.71%	3.43%		3.32%

$—	[9]	$—		$1.00	0.00%		$25,143	0.17%	[11]	1.38%	0.01%	[11]	(1.20)%
—	[9]	—	[9]	1.00	0.02%		25,350	0.19%	[11]	1.40%	0.02%	[11]	(1.19)%
—	[9]	—		1.00	0.05%		25,510	0.32%	[11]	1.45%	0.05%	[11]	(1.08)%
(0.014)		—		1.00	1.42%	[10]	22,970	1.14%	[11]	1.26%	1.32%	[11]	1.20%
(0.040)		—		1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
(0.038)		—		1.00	3.84%		9,686	1.25%		1.35%	3.76%		3.66%
[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[11]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund (formerly known as RS High Yield Bond Fund), RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Fund offer Class A, B, C, K and Y shares. RS Tax-Exempt Fund and RS High Yield Municipal Bond Fund offer Class A, C and Y shares. RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Money Market Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Funds had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

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Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of June 30, 2011.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund	0.80%	—	1.60%	—	0.69%
RS High Yield Municipal Bond Fund*	0.65%	—	—	—	—
RS Floating Rate Fund*	0.65%	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Strategic Income Fund*	0.65%	—	—	—	—
RS Money Market Fund*	0.75%	1.50%	1.50%	1.15%	—
*	The expense limitations in effect from January 1, 2011 through April 30, 2011 were as follows: RS High Yield Municipal Bond Fund for class A, C and Y shares – 0.35%, 1.10% and 0.10%, respectively. RS Floating Rate Fund for class A, C, K and Y shares – 0.35%, 1.10%, 0.75% and 0.10%, respectively. RS Strategic Income Fund for class A, C, K and Y shares – 0.35%, 1.10%, 0.75%, 0.10%, respectively. RS Money Market Fund for class A, B, C and K shares – 0.65%, 1.40%, 1.40% and 1.05%, respectively.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund during the six months ended June 30, 2011. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$158,320
	Class B	1.00%	7,812
	Class C	1.00%	33,671
	Class K	0.65%	34,289
	Class Y	0.00%	—

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Fund		Annual Rate	Distribution Fees
RS Low Duration Bond Fund	Class A	0.25%	$494,841
	Class B	1.00%	7,729
	Class C	1.00%	778,451
	Class K	0.65%	15,370
	Class Y	0.00%	—
RS High Yield Fund	Class A	0.25%	$92,717
	Class B	1.00%	19,195
	Class C	1.00%	139,262
	Class K	0.65%	62,909
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$216,282
	Class C	1.00%	301,372
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	$82,437
	Class C	1.00%	102,167
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$735,176
	Class C	1.00%	1,481,338
	Class K	0.65%	11,457
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$67,094
	Class C	1.00%	27,006
	Class K	0.65%	7,785
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	$522,620
	Class B	1.00%	3,135
	Class C	1.00%	7,311
	Class K	0.65%	80,012

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$8,661
RS Low Duration Bond Fund	32,185
RS High Yield Fund	8,196
RS Tax-Exempt Fund	18,173
RS High Yield Municipal Bond Fund	11,233
RS Floating Rate Fund	186,125
RS Strategic Income Fund	5,537
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$2,790
RS Low Duration Bond Fund	79,022
RS High Yield Fund	4,246
RS Tax-Exempt Fund	14,724
RS High Yield Municipal Bond Fund	12,282
RS Floating Rate Fund	78,436
RS Strategic Income Fund	2,319
RS Money Market Fund	3,222

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$5,864,228	$1,894,919
RS Low Duration Bond Fund	—	12,868,993	438,841
RS High Yield Fund	—	8,537,496	—
RS Tax-Exempt Fund	9,078,013	57,659	—
RS High Yield Municipal Bond Fund	3,647,892	142,766	—
RS Floating Rate Fund	—	11,982,932	—
RS Strategic Income Fund	—	2,972,011	—
RS Money Market Fund	—	104,283	—

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$(11,962)	$9,999	$1,963
RS Low Duration Bond Fund	—	(2,160)	2,160
RS High Yield Fund	(498,137)	119,374	378,763
RS Tax-Exempt Fund	(17,306)	17,306	—
RS High Yield Municipal Bond Fund	(14,719)	14,261	458
RS Floating Rate Fund	(27,454)	27,454	—
RS Strategic Income Fund	(20,991)	253,086	(232,095)
RS Money Market Fund	(1,380)	1,380	—

See the chart below for the tax basis of distributable earnings as of December 31, 2010.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$34,042	$—
RS Low Duration Bond Fund	—	288,919	44,877
RS High Yield Fund	—	166,809	—
RS Tax-Exempt Fund	16,978	—	—
RS High Yield Municipal Bond Fund	70,101	—	—
RS Floating Rate Fund	—	1,878,192	10,018
RS Strategic Income Fund	—	55,331	—
RS Money Market Fund	—	42,359	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$1,056,549
RS High Yield Fund	4,811,628
RS Tax-Exempt Fund	1,358,993

For RS High Yield Fund, $495,589 of capital loss carryovers expired in the year ended December 31, 2010.

See the chart below for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2012	2015	2016	2017	2018	Total
RS High Yield Fund	$—	$—	$—	$6,462,203	$3,303,739	$—	$9,765,942
RS Tax-Exempt Fund	—	—	—	1,525,812	488,356	—	2,014,168
RS Money Market Fund	5,073	432	7,575	35,926	3,268	1,000	53,274

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds elected to defer net capital and currency losses as follows:

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$12,394
RS High Yield Fund	1,346,942
RS Tax-Exempt Fund	325,836
RS High Yield Municipal Bond Fund	610,555
RS Strategic Income Fund	34,006

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$146,897,742	$5,577,458	$6,463,886	$(886,428)
RS Low Duration Bond Fund	842,512,386	4,943,121	7,211,388	(2,268,267)
RS High Yield Fund	120,357,139	2,060,802	3,356,972	(1,296,170)
RS Tax-Exempt Fund	268,715,828	8,908,044	9,747,068	(839,024)
RS High Yield Municipal Bond Fund	108,619,100	330,801	2,280,505	(1,949,704)
RS Floating Rate Fund	1,593,443,508	(11,847,523)	2,906,882	(14,754,405)
RS Strategic Income Fund	70,094,952	2,187,761	2,489,865	(302,104)
RS Money Market Fund	437,121,159	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,399,089	$14,230,936	4,599,257	$46,996,157
Shares reinvested	213,370	2,171,060	611,995	6,220,594
Shares redeemed	(5,394,647)	(55,097,052)	(4,687,617)	(47,735,237)

Net increase/(decrease)	(3,782,188)	$(38,695,056)	523,635	$5,481,514

Class B
Shares sold	17,483	$178,986	56,792	$585,262
Shares reinvested	2,170	22,057	10,932	110,931
Shares redeemed	(40,079)	(406,205)	(286,750)	(2,951,483)

Net decrease	(20,426)	$(205,162)	(219,026)	$(2,255,290)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Investment Quality Bond Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class C
Shares sold	115,719	$1,174,161	405,023	$4,137,297
Shares reinvested	6,261	63,696	29,124	295,320
Shares redeemed	(184,086)	(1,863,919)	(898,653)	(9,161,436)

Net decrease	(62,106)	$(626,062)	(464,506)	$(4,728,819)

Class K
Shares sold	234,134	$2,383,904	318,081	$3,237,908
Shares reinvested	17,230	175,536	53,244	541,227
Shares redeemed	(147,577)	(1,500,852)	(696,374)	(7,160,850)

Net increase/(decrease)	103,787	$1,058,588	(325,049)	$(3,381,715)

Class Y
Shares sold	3,154,782	$32,379,260	235,034	$2,411,533
Shares reinvested	6,943	70,726	5,221	52,871
Shares redeemed	(56,296)	(574,194)	(168,069)	(1,703,570)

Net increase	3,105,429	$31,875,792	72,186	$760,834

RS Low Duration Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	22,672,291	$233,430,226	46,826,029	$481,654,987
Shares reinvested	391,955	4,036,429	702,697	7,239,667
Shares redeemed	(16,246,949)	(167,244,462)	(23,784,381)	(244,971,535)

Net increase	6,817,297	$70,222,193	23,744,345	$243,923,119

Class B
Shares sold	28,773	$295,830	122,392	$1,257,471
Shares reinvested	1,179	12,130	2,146	22,084
Shares redeemed	(36,378)	(374,223)	(64,647)	(662,329)

Net increase/(decrease)	(6,426)	$(66,263)	59,891	$617,226

Class C
Shares sold	5,210,015	$53,645,285	11,406,539	$117,454,138
Shares reinvested	96,078	989,430	144,671	1,490,239
Shares redeemed	(2,010,539)	(20,699,946)	(1,902,678)	(19,619,186)

Net increase	3,295,554	$33,934,769	9,648,532	$99,325,191

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RS Low Duration Bond Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	188,511	$1,940,331	347,107	$3,563,831
Shares reinvested	4,748	48,902	9,830	101,254
Shares redeemed	(53,314)	(548,664)	(322,737)	(3,325,709)

Net increase	139,945	$1,440,569	34,200	$339,376

Class Y
Shares sold	10,010,187	$103,067,712	20,373,420	$209,892,898
Shares reinvested	85,645	882,179	96,821	998,743
Shares redeemed	(4,372,659)	(45,019,524)	(11,003,353)	(113,720,177)

Net increase	5,723,173	$58,930,367	9,466,888	$97,171,464

RS High Yield Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	917,150	$6,492,068	2,733,172	$18,386,351
Shares reinvested	354,276	2,507,531	752,108	5,058,077
Shares redeemed	(2,109,922)	(14,771,282)	(4,682,889)	(31,307,051)

Net decrease	(838,496)	$(5,771,683)	(1,197,609)	$(7,862,623)

Class B
Shares sold	30,068	$211,431	95,285	$628,672
Shares reinvested	15,804	111,821	33,017	222,068
Shares redeemed	(43,980)	(311,058)	(40,290)	(269,386)

Net increase	1,892	$12,194	88,012	$581,354

Class C
Shares sold	1,179,106	$8,335,127	1,855,777	$12,496,149
Shares reinvested	113,737	804,675	183,616	1,236,764
Shares redeemed	(913,556)	(6,423,628)	(707,935)	(4,783,905)

Net increase	379,287	$2,716,174	1,331,458	$8,949,008

Class K
Shares sold	128,255	$906,861	227,886	$1,524,790
Shares reinvested	91,748	649,791	189,775	1,276,879
Shares redeemed	(102,640)	(725,246)	(227,307)	(1,525,455)

Net increase	117,363	$831,406	190,354	$1,276,214

Class Y
Shares sold	544,556	$3,840,287	858,917	$5,838,323
Shares reinvested	14,576	103,018	11,940	80,095
Shares redeemed	(164,042)	(1,159,262)	(378,685)	(2,556,622)

Net increase	395,090	$2,784,043	492,172	$3,361,796

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Tax-Exempt Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,021,751	$50,156,298	11,767,099	$121,786,361
Shares reinvested	211,066	2,119,247	419,068	4,322,252
Shares redeemed	(3,455,425)	(34,591,786)	(13,797,930)	(141,789,595)

Net increase/(decrease)	1,777,392	$17,683,759	(1,611,763)	$(15,680,982)

Class C
Shares sold	787,980	$7,916,481	3,776,449	$39,080,635
Shares reinvested	50,634	507,816	92,718	956,999
Shares redeemed	(1,173,394)	(11,749,830)	(1,857,874)	(19,378,018)

Net increase/(decrease)	(334,780)	$(3,325,533)	2,011,293	$20,659,616

Class Y
Shares sold	1,365,183	$13,662,266	5,407,179	$55,851,647
Shares reinvested	18,985	190,583	28,487	294,177
Shares redeemed	(1,450,150)	(14,431,834)	(1,508,344)	(15,453,051)

Net increase/(decrease)	(65,982)	$(578,985)	3,927,322	$40,692,773

RS High Yield Municipal Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,730,588	$17,084,810	5,714,449	$59,435,619
Shares reinvested	151,601	1,496,064	248,445	2,580,545
Shares redeemed	(2,213,958)	(21,810,248)	(1,747,450)	(18,334,936)

Net increase/(decrease)	(331,769)	$(3,229,374)	4,215,444	$43,681,228

Class C
Shares sold	643,153	$6,361,397	1,913,805	$20,053,097
Shares reinvested	39,756	392,120	36,882	382,631
Shares redeemed	(353,049)	(3,461,111)	(131,386)	(1,372,912)

Net increase	329,860	$3,292,406	1,819,301	$19,062,816

Class Y
Shares sold	841,391	$8,318,436	1,226,245	$12,853,600
Shares reinvested	25,969	256,729	23,545	243,668
Shares redeemed	(368,732)	(3,625,339)	(372,342)	(3,794,730)

Net increase	498,628	$4,949,826	877,448	$9,302,538

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RS Floating Rate Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	49,010,658	$507,746,893	37,181,866	$380,367,764
Shares reinvested	1,005,539	10,404,003	594,057	6,052,845
Shares redeemed	(14,750,197)	(152,578,096)	(5,958,644)	(60,839,027)

Net increase	35,266,000	$365,572,800	31,817,279	$325,581,582

Class C
Shares sold	25,563,492	$264,971,971	15,467,801	$157,936,245
Shares reinvested	415,903	4,303,066	159,424	1,628,584
Shares redeemed	(1,691,637)	(17,482,517)	(333,518)	(3,405,475)

Net increase	24,287,758	$251,792,520	15,293,707	$156,159,354

Class K
Shares sold	123,749	$1,284,077	73,729	$752,865
Shares reinvested	8,232	85,198	12,071	122,636
Shares redeemed	(7,695)	(79,699)	(2,812)	(28,720)

Net increase	124,286	$1,289,576	82,988	$846,781

Class Y
Shares sold	34,668,227	$359,277,014	12,425,253	$126,956,396
Shares reinvested	490,520	5,072,671	99,832	1,020,670
Shares redeemed	(5,491,761)	(56,780,508)	(1,051,173)	(10,740,262)

Net increase	29,666,986	$307,569,177	11,473,912	$117,236,804

RS Strategic Income Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	404,523	$4,197,207	593,295	$6,073,090
Shares reinvested	131,852	1,367,017	246,193	2,517,543
Shares redeemed	(67,282)	(695,687)	(166,453)	(1,707,014)

Net increase	469,093	$4,868,537	673,035	$6,883,619

Class C
Shares sold	124,644	$1,291,135	271,193	$2,770,653
Shares reinvested	10,814	112,114	16,163	165,741
Shares redeemed	(49,237)	(511,245)	(14,815)	(152,624)

Net increase	86,221	$892,004	272,541	$2,783,770

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Strategic Income Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	14,716	$152,455	12,998	$134,676
Shares reinvested	5,713	59,229	10,866	111,107
Shares redeemed	—	—	(1,279)	(13,148)

Net increase	20,429	$211,684	22,585	$232,635

Class Y
Shares sold	184,406	$1,913,785	515,661	$5,303,580
Shares reinvested	18,723	194,218	14,060	144,125
Shares redeemed	(73,303)	(760,904)	(53,345)	(557,127)

Net increase	129,826	$1,347,099	476,376	$4,890,578

RS Money Market Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	104,534,873	$104,534,873	214,581,858	$214,581,858
Shares reinvested	20,448	20,448	96,494	96,494
Shares redeemed	(130,683,873)	(130,683,873)	(243,527,065)	(243,527,065)

Net decrease	(26,128,552)	$(26,128,552)	(28,848,713)	$(28,848,713)

Class B
Shares sold	83,090	$83,090	521,474	$521,474
Shares reinvested	24	24	215	215
Shares redeemed	(229,728)	(229,728)	(1,197,918)	(1,197,918)

Net decrease	(146,614)	$(146,614)	(676,229)	$(676,229)

Class C
Shares sold	5,886,102	$5,886,102	6,016,740	$6,016,740
Shares reinvested	66	66	502	502
Shares redeemed	(4,232,538)	(4,232,538)	(6,046,831)	(6,046,831)

Net increase/(decrease)	1,653,630	$1,653,630	(29,589)	$(29,589)

Class K
Shares sold	7,037,957	$7,037,957	17,969,478	$17,969,478
Shares reinvested	1,209	1,209	5,693	5,693
Shares redeemed	(7,246,061)	(7,246,061)	(18,134,957)	(18,134,957)

Net decrease	(206,895)	$(206,895)	(159,786)	$(159,786)

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b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	3	48.81%
RS Low Duration Bond Fund	4	38.54%
RS High Yield Fund	1	61.87%
RS Tax-Exempt Fund	3	44.00%
RS High Yield Municipal Bond Fund	2	35.68%
RS Floating Rate Fund	3	38.88%
RS Strategic Income Fund	2	81.85%
RS Money Market Fund	2	78.03%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$23,110,951	$34,038,430	$15,179,424	$38,142,572
RS Low Duration Bond Fund	189,141,567	232,947,024	92,880,572	132,126,591
RS High Yield Fund	95,022,823	—	90,289,852	—
RS Tax-Exempt Fund	41,461,044	—	31,172,818	—
RS High Yield Municipal Bond Fund	30,600,557	—	16,196,577	—
RS Floating Rate Fund	1,541,249,124	—	328,727,933	—
RS Strategic Income Fund	25,975,282	254,782	13,803,782	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at June 30, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Sell	Unrealized appreciation for open forward currency contracts	$9,654
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts	$90,470
*	The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the six months ended June 30, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$(14,460)
	Net change in unrealized appreciation/(depreciation) on forward currency contracts	$181,605

Open forward currency contracts as of June 30, 2011, approximates the average outstanding contracts during the six months then ended. For open forward foreign currency contracts see page 148.

RS Strategic Income Fund invests in forward foreign currency contracts to hedge against movements in foreign currency exchange rates affecting the Fund’s foreign holdings, and may invest in forward foreign currency contracts for other reasons as well.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts, to hedge foreign currency exposure or for other purposes.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors

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because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

h. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Funds may purchase securities on a when-issued, delayed delivery, and to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Assets have been segregated for these securities.

i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

k. Below Investment Grade Securities RS High Yield Fund, RS High Yield Municipal Bond Fund and RS Floating Rate Fund invest primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Funds did not borrow from the facility.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (06/11)

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR/A, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

Since the end of the period covered by this report and prior to the date of filing this Form N-CSR/A, the registrant was informed by its third-party administrator that the administrator had made certain corrections to its previous calculations of “SEC yield,” as reflected in the supplement to the Fixed Income Funds’ shareholder report filed as part of this Form N-CSR/A. In response to this information, additional disclosure controls and procedures with respect to the calculation of SEC yield and taxable equivalent yield (which is based on SEC yield) are being implemented by the administrator and registrant.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 5, 2012